Exhibit 99.3

Supplemental Information

Second Quarter 2011

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

1

Bank of America Corporation and Subsidiaries

Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Six Months Ended June 30		Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010
	2011	2010
Income statement
Net interest income	$23,425	$26,649	$11,246	$12,179	$12,439	$12,435	$12,900
Noninterest income	16,688	34,473	1,990	14,698	9,959	14,265	16,253
Total revenue, net of interest expense	40,113	61,122	13,236	26,877	22,398	26,700	29,153
Provision for credit losses	7,069	17,910	3,255	3,814	5,129	5,396	8,105
Goodwill impairment	2,603	—	2,603	—	2,000	10,400	—
Merger and restructuring charges	361	1,029	159	202	370	421	508
All other noninterest expense (1)	40,175	33,999	20,094	20,081	18,494	16,395	16,745
Income tax expense (benefit)	(3,318)	1,879	(4,049)	731	(2,351)	1,387	672
Net income (loss)	(6,777)	6,305	(8,826)	2,049	(1,244)	(7,299)	3,123
Preferred stock dividends	611	688	301	310	321	348	340
Net income (loss) applicable to common shareholders	(7,388)	5,617	(9,127)	1,739	(1,565)	(7,647)	2,783
Diluted earnings (loss) per common share (2)	(0.73)	0.55	(0.90)	0.17	(0.16)	(0.77)	0.27
Average diluted common shares issued and outstanding (2)	10,085,479	10,020,926	10,094,928	10,181,351	10,036,575	9,976,351	10,029,776
Dividends paid per common share	$0.02	$0.02	$0.01	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	n/m	0.51%	n/m	0.36%	n/m	n/m	0.50%
Return on average common shareholders’ equity	n/m	5.45	n/m	3.29	n/m	n/m	5.18
Return on average tangible common shareholders’ equity (3)	n/m	9.48	n/m	5.28	n/m	n/m	9.19
Return on average tangible shareholders’ equity (3)	n/m	9.26	n/m	5.54	n/m	n/m	8.98
At period end
Book value per share of common stock	$20.29	$21.45	$20.29	$21.15	$20.99	$21.17	$21.45
Tangible book value per share of common stock (3)	12.65	12.14	12.65	13.21	12.98	12.91	12.14
Market price per share of common stock:
Closing price	$10.96	$14.37	$10.96	$13.33	$13.34	$13.10	$14.37
High closing price for the period	15.25	19.48	13.72	15.25	13.56	15.67	19.48
Low closing price for the period	10.50	14.37	10.50	13.33	10.95	12.32	14.37
Market capitalization	111,060	144,174	111,060	135,057	134,536	131,442	144,174

Number of banking centers - U.S.	5,742	5,900	5,742	5,805	5,856	5,879	5,900
Number of branded ATMs - U.S.	17,817	18,078	17,817	17,886	17,926	17,929	18,078
Full-time equivalent employees	287,839	284,628	287,839	288,062	288,471	287,293	284,628

(1)	Excludes merger and restructuring charges and goodwill impairment charge.
(2)	Due to a net loss applicable to common shareholders for the second quarter of 2011 and the fourth and third quarters of 2010, no dilutive potential common shares were included in the calculations of diluted earnings per share and average diluted common shares because they were antidilutive.
(3)	Tangible equity ratios and tangible book value per share of common stock are non-GAAP measures. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 44-45.)
n/m	= not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries

Supplemental Financial Data

(Dollars in millions, except per share information)

Fully taxable-equivalent basis data (1)

	Six Months Ended June 30				Second Quarter 2011		First Quarter 2011		Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010
	2011		2010
Net interest income	$23,890		$27,267		$11,493		$12,397		$12,709		$12,717		$13,197
Total revenue, net of interest expense	40,578		61,740		13,483		27,095		22,668		26,982		29,450
Net interest yield (2)	2.58	%	2.85	%	2.50	%	2.67	%	2.69	%	2.72	%	2.77	%
Efficiency ratio	n/m		56.73		n/m		74.86		92.04		100.87		58.58

Performance ratios, excluding goodwill impairment charges (3)

	Six Months Ended June 30 2011				Second Quarter 2011				Fourth Quarter 2010		Third Quarter 2010
Per common share information
Earnings (loss)	$(0.48)				$(0.65)				$0.04		$0.27
Diluted earnings (loss)	(0.48)				(0.65)				0.04		0.27
Efficiency ratio (1)	n/m				n/m				83.22	%	62.33	%
Return on average assets	n/m				n/m				0.13		0.52
Return on average common shareholders’ equity	n/m				n/m				0.79		5.06
Return on average tangible common shareholders’ equity (3)	n/m				n/m				1.27		8.67
Return on average tangible shareholders’ equity (3)	n/m				n/m				1.96		8.54

(1)	Fully taxable-equivalent basis is a non-GAAP measure. Fully taxable-equivalent basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 44-45).
(2)	Calculation includes fees earned on overnight deposits placed with the Federal Reserve of $112 million and $198 million for the six months ended June 30, 2011 and 2010; $49 million and $63 million for the second and first quarters of 2011, and $63 million, $107 million and $106 million for the fourth, third and second quarters of 2010, respectively. For more information see Quarterly and Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis on pages 9-10 and 11-12.
(3)	Total noninterest expense, excluding goodwill impairment charges, net income, excluding goodwill impairment charges and net income applicable to common shareholders, excluding goodwill impairment charges and tangible equity ratios are non-GAAP measures. We believe the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 44-45).
n/m	= not meaningful

Certain	prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries

Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Six Months Ended June 30		Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
	2011	2010	2011	2011	2010	2010	2010
Interest income
Loans and leases	$23,249	$26,362	$11,320	$11,929	$12,149	$12,485	$12,887
Debt securities	5,557	6,033	2,675	2,882	3,029	2,605	2,917
Federal funds sold and securities borrowed or purchased under agreements to resell	1,114	905	597	517	486	441	457
Trading account assets	3,164	3,539	1,538	1,626	1,661	1,641	1,796
Other interest income	1,886	2,159	918	968	965	1,037	1,062

Total interest income	34,970	38,998	17,048	17,922	18,290	18,209	19,119

Interest expense
Deposits	1,682	2,153	843	839	894	950	1,031
Short-term borrowings	2,525	1,709	1,341	1,184	1,142	848	891
Trading account liabilities	1,254	1,375	627	627	561	635	715
Long-term debt	6,084	7,112	2,991	3,093	3,254	3,341	3,582

Total interest expense	11,545	12,349	5,802	5,743	5,851	5,774	6,219

Net interest income	23,425	26,649	11,246	12,179	12,439	12,435	12,900

Noninterest income
Card income	3,795	3,999	1,967	1,828	2,127	1,982	2,023
Service charges	4,044	5,142	2,012	2,032	2,036	2,212	2,576
Investment and brokerage services	6,110	6,019	3,009	3,101	2,879	2,724	2,994
Investment banking income	3,262	2,559	1,684	1,578	1,590	1,371	1,319
Equity investment income	2,687	3,391	1,212	1,475	1,512	357	2,766
Trading account profits	4,813	6,463	2,091	2,722	995	2,596	1,227
Mortgage banking income (loss)	(12,566)	2,398	(13,196)	630	(1,419)	1,755	898
Insurance income	1,013	1,393	400	613	598	75	678
Gains on sales of debt securities	1,445	771	899	546	872	883	37
Other income (loss)	2,218	3,065	1,957	261	(1,114)	433	1,861
Other-than-temporary impairment losses on available-for-sale debt securities:
Total other-than-temporary impairment losses	(157)	(1,783)	(63)	(111)	(612)	(156)	(462)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	24	1,056	18	23	495	33	336

Net impairment losses recognized in earnings on available-for-sale debt securities	(133)	(727)	(45)	(88)	(117)	(123)	(126)

Total noninterest income	16,688	34,473	1,990	14,698	9,959	14,265	16,253

Total revenue, net of interest expense	40,113	61,122	13,236	26,877	22,398	26,700	29,153

Provision for credit losses	7,069	17,910	3,255	3,814	5,129	5,396	8,105

Noninterest expense
Personnel	19,339	17,947	9,171	10,168	8,800	8,402	8,789
Occupancy	2,434	2,354	1,245	1,189	1,212	1,150	1,182
Equipment	1,199	1,226	593	606	607	619	613
Marketing	1,124	982	560	564	484	497	495
Professional fees	1,412	1,161	766	646	883	651	644
Amortization of intangibles	767	885	382	385	420	426	439
Data processing	1,338	1,280	643	695	662	602	632
Telecommunications	762	689	391	371	366	361	359
Other general operating	11,800	7,475	6,343	5,457	5,060	3,687	3,592
Goodwill impairment	2,603	—	2,603	—	2,000	10,400	—
Merger and restructuring charges	361	1,029	159	202	370	421	508

Total noninterest expense	43,139	35,028	22,856	20,283	20,864	27,216	17,253

Income (loss) before income taxes	(10,095)	8,184	(12,875)	2,780	(3,595)	(5,912)	3,795
Income tax expense (benefit)	(3,318)	1,879	(4,049)	731	(2,351)	1,387	672

Net income (loss)	$(6,777)	$6,305	$(8,826)	$2,049	$(1,244)	$(7,299)	$3,123

Preferred stock dividends	611	688	301	310	321	348	340

Net income (loss) applicable to common shareholders	$(7,388)	$5,617	$(9,127)	$1,739	$(1,565)	$(7,647)	$2,783

Per common share information
Earnings (loss)	$(0.73)	$0.56	$(0.90)	$0.17	$(0.16)	$(0.77)	$0.28
Diluted earnings (loss) (1)	(0.73)	0.55	(0.90)	0.17	(0.16)	(0.77)	0.27
Dividends paid	0.02	0.02	0.01	0.01	0.01	0.01	0.01

Average common shares issued and outstanding	10,085,479	9,570,166	10,094,928	10,075,875	10,036,575	9,976,351	9,956,773

Average diluted common shares issued and outstanding (1)	10,085,479	10,020,926	10,094,928	10,181,351	10,036,575	9,976,351	10,029,776

(1)	Due to a net loss applicable to common shareholders for the second quarter of 2011 and for the fourth and third quarters of 2010, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet

(Dollars in millions)

	June 30 2011	March 31 2011	June 30 2010
Assets
Cash and cash equivalents	$119,527	$97,542	$151,034
Time deposits placed and other short-term investments	20,291	23,707	20,718
Federal funds sold and securities borrowed or purchased under agreements to resell	235,181	234,056	247,667
Trading account assets	196,939	208,761	197,376
Derivative assets	66,598	65,334	87,839
Debt securities:
Available-for-sale	330,871	330,345	314,765
Held-to-maturity, at cost	181	431	435
Total debt securities	331,052	330,776	315,200
Loans and leases	941,257	932,425	956,177
Allowance for loan and lease losses	(37,312)	(39,843)	(45,255)
Loans and leases, net of allowance	903,945	892,582	910,922
Premises and equipment, net	13,793	14,151	14,536
Mortgage servicing rights (includes $12,372, $15,282 and $14,745 measured at fair value)	12,642	15,560	15,041
Goodwill	71,074	73,869	85,801
Intangible assets	9,176	9,560	10,796
Loans held-for-sale	20,092	25,003	38,046
Customer and other receivables	86,550	97,318	86,466
Other assets	174,459	186,313	186,942
Total assets	$2,261,319	$2,274,532	$2,368,384

Assets of consolidated VIEs included in total assets above (substantially all pledged as collateral)
Trading account assets	$10,746	$12,012	$10,675
Derivative assets	2,293	2,280	2,094
Available-for-sale debt securities	251	2,104	9,493
Loans and leases	151,928	146,309	134,143
Allowance for loan and lease losses	(7,792)	(8,335)	(10,585)
Loans and leases, net of allowance	144,136	137,974	123,558
Loans held-for-sale	1,561	1,605	3,371
All other assets	7,115	4,883	9,190
Total assets of consolidated VIEs	$166,102	$160,858	$158,381

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries

Consolidated Balance Sheet (continued)

(Dollars in millions)

	June 30 2011	March 31 2011	June 30 2010
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$301,558	$286,357	$258,988
Interest-bearing	647,480	652,096	640,807
Deposits in non-U.S. offices:
Noninterest-bearing	6,555	7,894	5,791
Interest-bearing	82,815	73,828	68,881
Total deposits	1,038,408	1,020,175	974,467
Federal funds purchased and securities loaned or sold under agreements to repurchase	239,521	260,521	307,211
Trading account liabilities	74,989	88,478	89,982
Derivative liabilities	54,414	53,501	67,297
Commercial paper and other short-term borrowings	50,632	58,324	73,358
Accrued expenses and other liabilities (includes $897, $961 and $1,413 of reserve for unfunded lending commitments)	154,520	128,221	132,812
Long-term debt	426,659	434,436	490,083
Total liabilities	2,039,143	2,043,656	2,135,210
Shareholders’ equity
Preferred stock, $0.01 par value; authorized -100,000,000 shares; issued and outstanding - 3,943,660, 3,943,660 and 3,960,660 shares	16,562	16,562	17,993
Common stock and additional paid-in capital, $0.01 par value; authorized - 12,800,000,000, 12,800,000,000 and 12,800,000,000 shares; issued and outstanding - 10,133,189,501, 10,131,803,417 and 10,033,016,719 shares	151,567	151,379	149,175
Retained earnings	53,254	62,483	70,497
Accumulated other comprehensive income (loss)	793	463	(4,447)
Other	—	(11)	(44)
Total shareholders’ equity	222,176	230,876	233,174
Total liabilities and shareholders’ equity	$2,261,319	$2,274,532	$2,368,384

Liabilities of consolidated VIEs included in total liabilities above
Commercial paper and other short-term borrowings	$5,421	$6,954	$17,848
Long-term debt	64,745	65,197	85,186
All other liabilities	1,127	1,240	2,535
Total liabilities of consolidated VIEs	$71,293	$73,391	$105,569

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries

Capital Management

(Dollars in millions)

	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010
Risk-based capital (1):
Tier 1 common	$114,684	$123,882	$125,139	$124,756	$119,716
Tier 1 capital	153,133	162,295	163,626	164,763	159,551
Total capital	217,986	229,094	229,594	231,120	220,827
Risk-weighted assets	1,392,747	1,433,377	1,455,951	1,476,774	1,494,990
Tier 1 common equity ratio (2)	8.23%	8.64%	8.60%	8.45%	8.01%
Tier 1 capital ratio	11.00	11.32	11.24	11.16	10.67
Total capital ratio	15.65	15.98	15.77	15.65	14.77
Tier 1 leverage ratio	6.86	7.25	7.21	7.21	6.68
Tangible equity ratio (3)	6.63	6.85	6.75	6.54	6.14
Tangible common equity ratio (3)	5.87	6.10	5.99	5.74	5.35

(1)	Reflects preliminary data for current period risk-based capital.
(2)	Tier 1 common equity ratio equals Tier 1 capital excluding preferred stock, trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.
(3)	Tangible equity ratio equals period end tangible shareholders’ equity divided by period end tangible assets. Tangible common equity equals period end tangible common shareholders’ equity divided by period end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP measures. We believe the use of these non-GAAP measures provide additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 44-45).

*	Preliminary data on risk-based capital

Outstanding Common Stock

No common shares were repurchased in the second quarter of 2011.

There is no existing Board authorized share repurchase program.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries

Core Net Interest Income

(Dollars in millions)

	Six Months Ended June 30			Second Quarter		First Quarter		Fourth Quarter		Third Quarter		Second Quarter
	2011		2010	2011		2011		2010		2010		2010
Net interest income (1)
As reported (2)	$23,890		$27,267	$11,493		$12,397		$12,709		$12,717		$13,197
Impact of market-based net interest income (3)	(1,965)		(2,235)	(914)		(1,051)		(1,150)		(1,045)		(1,049)

Core net interest income	$21,925		$25,032	$10,579		$11,346		$11,559		$11,672		$12,148

Average earning assets (4)
As reported	$1,857,124		$1,921,864	$1,844,525		$1,869,863		$1,883,539		$1,863,819		$1,910,790
Impact of market-based earning assets (3)	(465,617)		(533,180)	(461,775)		(469,503)		(481,629)		(503,890)		(530,785)

Core average earning assets	$1,391,507		$1,388,684	$1,382,750		$1,400,360		$1,401,910		$1,359,929		$1,380,005

Net interest yield contribution (1, 5)
As reported (2)	2.58	%	2.85%	2.50	%	2.67	%	2.69	%	2.72	%	2.77	%
Impact of market-based activities (3)	0.58		0.77	0.56		0.59		0.60		0.70		0.76

Core net interest yield on earning assets	3.16	%	3.62%	3.06	%	3.26	%	3.29	%	3.42	%	3.53	%

(1)	Fully taxable-equivalent basis
(2)	Balance and calculation include fees earned on overnight deposits placed with the Federal Reserve of $112 million and $198 million for the six months ended June 30, 2011 and 2010; $49 million and $63 million for the second and first quarters of 2011, and $63 million, $107 million and $106 million for the fourth, third and second quarters of 2010, respectively.
(3)	Represents the impact of market-based amounts included in Global Banking & Markets.
(4)	For the three and six months ended June 30, 2011, $40.4 billion and $20.3 billion of non-interest earning equity securities were reclassified from trading account assets to other non-earning assets. Prior period amounts are immaterial and have not been restated.
(5)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Second Quarter 2011			First Quarter 2011				Second Quarter 2010
		Interest			Interest				Interest
	Average	Income/	Yield/	Average	Income/	Yield/		Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate		Balance	Expense	Rate
Earning assets
Time deposits placed and other short-term investments (1)	$27,298	$106	1.56%	$31,294	$88	1.14	%	$30,741	$70	0.93	%
Federal funds sold and securities borrowed or purchased under agreements to resell	259,069	597	0.92	227,379	517	0.92		263,564	457	0.70
Trading account assets (2)	186,760	1,576	3.38	221,041	1,669	3.05		213,927	1,853	3.47
Debt securities (3)	335,269	2,696	3.22	335,847	2,917	3.49		314,299	2,966	3.78
Loans and leases (4):
Residential mortgage (5)	265,420	2,763	4.16	262,049	2,881	4.40		247,715	2,982	4.82
Home equity	131,786	1,261	3.83	136,089	1,335	3.96		148,219	1,537	4.15
Discontinued real estate	15,997	129	3.22	12,899	110	3.42		13,972	134	3.84
U.S. credit card	106,164	2,718	10.27	109,941	2,837	10.47		118,738	3,121	10.54
Non-U.S. credit card	27,259	760	11.18	27,633	779	11.43		27,706	854	12.37
Direct/Indirect consumer (6)	89,403	945	4.24	90,097	993	4.47		98,549	1,233	5.02
Other consumer (7)	2,745	47	6.87	2,753	45	6.58		2,958	46	6.32

Total consumer	638,774	8,623	5.41	641,461	8,980	5.65		657,857	9,907	6.03

U.S. commercial	190,479	1,827	3.85	191,353	1,926	4.08		195,144	2,005	4.12
Commercial real estate (8)	45,762	382	3.35	48,359	437	3.66		64,218	541	3.38
Commercial lease financing	21,284	235	4.41	21,634	322	5.95		21,271	261	4.90
Non-U.S. commercial	42,214	339	3.22	36,159	299	3.35		28,564	256	3.59

Total commercial	299,739	2,783	3.72	297,505	2,984	4.06		309,197	3,063	3.97

Total loans and leases	938,513	11,406	4.87	938,966	11,964	5.14		967,054	12,970	5.38

Other earning assets	97,616	866	3.56	115,336	922	3.24		121,205	994	3.29

Total earning assets	1,844,525	17,247	3.75	1,869,863	18,077	3.92		1,910,790	19,310	4.05

Cash and cash equivalents (1)	115,956	49		138,241	63			209,686	106
Other assets, less allowance for loan and lease losses (2)	378,629			330,434				373,956

Total assets	$2,339,110			$2,338,538				$2,494,432

(1)	For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation’s Consolidated Balance Sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.
(2)	For the second quarter of 2011, $40.4 billion of non-interest earning equity securities were reclassified from trading account assets to other non-earning assets. Prior period amounts are immaterial and have not been restated.
(3)	Yields on available-for-sale debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.
(4)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.
(5)	Includes non-U.S. residential mortgages of $94 million and $92 million in the second and first quarters of 2011, and $506 million in the second quarter of 2010.
(6)	Includes non-U.S. consumer loans of $8.7 billion and $8.2 billion in the second and first quarters of 2011, and $7.7 billion in the second quarter of 2010.
(7)	Includes consumer finance loans of $1.8 billion and $1.9 billion in the second and first quarters of 2011, and $2.1 billion in the second quarter of 2010; other non-U.S. consumer loans of $840 million and $777 million in the second and first quarters of 2011, and $679 million in the second quarter of 2010; and consumer overdrafts of $79 million and $76 million in the second and first quarters of 2011, and $155 million in the second quarter of 2010.
(8)	Includes U.S. commercial real estate loans of $43.4 billion and $45.7 billion in the second and first quarters of 2011, and $61.6 billion in the second quarter of 2010, and non-U.S. commercial real estate loans of $2.4 billion and $2.7 billion in the second and first quarters of 2011, and $2.6 billion in the second quarter of 2010.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries

Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)

(Dollars in millions)

	Second Quarter 2011				First Quarter 2011				Second Quarter 2010
		Interest				Interest				Interest
	Average	Income/	Yield/		Average	Income/	Yield/		Average	Income/	Yield/
	Balance	Expense	Rate		Balance	Expense	Rate		Balance	Expense	Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$41,668	$31	0.30	%	$38,905	$32	0.34	%	$37,290	$43	0.46	%
NOW and money market deposit accounts	478,690	304	0.25		475,954	316	0.27		442,262	372	0.34
Consumer CDs and IRAs	113,728	281	0.99		118,306	300	1.03		147,425	441	1.20
Negotiable CDs, public funds and other time deposits	13,842	42	1.22		13,995	39	1.11		17,355	59	1.36

Total U.S. interest-bearing deposits	647,928	658	0.41		647,160	687	0.43		644,332	915	0.57

Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	19,234	37	0.77		21,534	38	0.72		19,751	36	0.72
Governments and official institutions	2,131	2	0.38		2,307	2	0.35		4,214	3	0.28
Time, savings and other	64,889	146	0.90		60,432	112	0.76		52,195	77	0.60

Total non-U.S. interest-bearing deposits	86,254	185	0.86		84,273	152	0.73		76,160	116	0.61

Total interest-bearing deposits	734,182	843	0.46		731,433	839	0.46		720,492	1,031	0.57

Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	338,692	1,342	1.59		371,573	1,184	1.29		454,051	891	0.79
Trading account liabilities	96,108	627	2.62		83,914	627	3.03		100,021	715	2.87
Long-term debt	435,144	2,991	2.75		440,511	3,093	2.84		497,469	3,582	2.88

Total interest-bearing liabilities	1,604,126	5,803	1.45		1,627,431	5,743	1.43		1,772,033	6,219	1.41

Noninterest-bearing sources:
Noninterest-bearing deposits	301,762				291,707				271,123
Other liabilities	198,155				188,631				217,815
Shareholders’ equity	235,067				230,769				233,461

Total liabilities and shareholders’ equity	$2,339,110				$2,338,538				$2,494,432

Net interest spread			2.30	%			2.49	%			2.64	%
Impact of noninterest-bearing sources			0.19				0.17				0.10

Net interest income/yield on earning assets (1)		$11,444	2.49	%		$12,334	2.66	%		$13,091	2.74	%

For footnotes see page 9.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis

(Dollars in millions)

	Six Months Ended June 30
	2011				2010
	Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$29,285	$194	1.34	%	$29,179	$130	0.90	%
Federal funds sold and securities borrowed or purchased under agreements to resell	243,311	1,114	0.92		264,810	905	0.69
Trading account assets (2)	203,806	3,245	3.21		214,233	3,648	3.42
Debt securities (3)	335,556	5,613	3.35		312,727	6,139	3.93
Loans and leases (4):
Residential mortgage (5)	263,744	5,644	4.28		245,785	6,082	4.95
Home equity	133,926	2,596	3.90		150,365	3,123	4.18
Discontinued real estate	14,457	239	3.31		14,201	287	4.05
U.S. credit card	108,042	5,555	10.37		122,027	6,491	10.73
Non-U.S. credit card	27,445	1,539	11.31		28,783	1,760	12.33
Direct/Indirect consumer (6)	89,748	1,938	4.36		99,728	2,535	5.13
Other consumer (7)	2,748	92	6.75		2,981	94	6.34

Total consumer	640,110	17,603	5.53		663,870	20,372	6.17

U.S. commercial	190,914	3,753	3.96		198,882	3,975	4.03
Commercial real estate (8)	47,053	819	3.51		66,361	1,116	3.39
Commercial lease financing	21,458	557	5.18		21,472	565	5.26
Non-U.S. commercial	39,203	638	3.28		28,682	520	3.65

Total commercial	298,628	5,767	3.89		315,397	6,176	3.94

Total loans and leases	938,738	23,370	5.01		979,267	26,548	5.45

Other earning assets	106,428	1,788	3.39		121,648	2,047	3.39

Total earning assets	1,857,124	35,324	3.84		1,921,864	39,417	4.14

Cash and cash equivalents (1)	127,037	112			203,334	198
Other assets, less allowance for loan and lease losses (2)	354,665				380,261

Total assets	$2,338,826				$2,505,459

(1)	Fees earned on overnight deposits placed with the Federal Reserve, which were included in the time deposits placed and other short-term investments line in prior periods, have been reclassified to cash and cash equivalents, consistent with the balance sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.
(2)	For the six months ended June 30, 2011, $20.3 billion of non-interest earning equity securities were reclassified from trading account assets to other non-earning assets. Prior period amounts are immaterial and have not been restated.
(3)	Yields on AFS debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.
(4)	Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.
(5)	Includes non-U.S. residential mortgages of $93 million and $522 million for the six months ended June 30, 2011 and 2010.
(6)	Includes non-U.S. consumer loans of $8.4 billion and $7.9 billion for the six months ended June 30, 2011 and 2010.
(7)	Includes consumer finance loans of $1.9 billion and $2.2 billion, other non-U.S. consumer loans of $809 million and $671 million, and consumer overdrafts of $78 million and $144 million for the six months ended June 30, 2011 and 2010.
(8)	Includes U.S. commercial real estate loans of $44.5 billion and $63.6 billion, and non-U.S. commercial real estate loans of $2.5 billion and $2.8 billion for the six months ended June 30, 2011 and 2010.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries

Year-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)

(Dollars in millions)

	Six Months Ended June 30
	2011				2010
	Average Balance	Interest Income/ Expense	Yield/ Rate		Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$40,294	$63	0.32	%	$36,214	$86	0.48	%
NOW and money market deposit accounts	477,330	620	0.26		429,258	713	0.33
Consumer CDs and IRAs	116,004	581	1.01		156,755	1,008	1.30
Negotiable CDs, public funds and other time deposits	13,918	81	1.17		18,552	122	1.33

Total U.S. interest-bearing deposits	647,546	1,345	0.42		640,779	1,929	0.61

Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	20,378	75	0.74		19,091	68	0.72
Governments and official institutions	2,219	4	0.36		4,916	6	0.25
Time, savings and other	62,673	258	0.83		53,534	150	0.57

Total non-U.S. interest-bearing deposits	85,270	337	0.80		77,541	224	0.58

Total interest-bearing deposits	732,816	1,682	0.46		718,320	2,153	0.60

Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	355,042	2,526	1.43		481,041	1,709	0.72
Trading account liabilities	90,044	1,254	2.81		95,105	1,374	2.91
Long-term debt	437,812	6,084	2.80		505,507	7,112	2.82

Total interest-bearing liabilities	1,615,714	11,546	1.44		1,799,973	12,348	1.38

Noninterest-bearing sources:
Noninterest-bearing deposits	296,762				268,024
Other liabilities	193,420				205,767
Shareholders’ equity	232,930				231,695

Total liabilities and shareholders’ equity	$2,338,826				$2,505,459

Net interest spread			2.40	%			2.76	%
Impact of noninterest-bearing sources			0.17				0.06

Net interest income/yield on earning assets (1)		$23,778	2.57	%		$27,069	2.82	%

For footnotes see page 11.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries

Debt Securities and Available-for-Sale Marketable Equity Securities

(Dollars in millions)

	June 30, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$49,874	$684	$(1,289)	$49,269
Mortgage-backed securities:
Agency	180,151	3,128	(1,663)	181,616
Agency collateralized mortgage obligations	48,212	930	(31)	49,111
Non-agency residential	19,564	568	(557)	19,575
Non-agency commercial	6,018	702	(2)	6,718
Non-U.S. securities	4,314	62	(16)	4,360
Corporate bonds	4,388	154	(4)	4,538
Other taxable securities (1)	12,010	79	(66)	12,023

Total taxable securities	$324,531	$6,307	$(3,628)	$327,210
Tax-exempt securities	3,808	18	(165)	3,661

Total available-for-sale debt securities	$328,339	$6,325	$(3,793)	$330,871

Held-to-maturity debt securities	181	—	—	181

Total debt securities	$328,520	$6,325	$(3,793)	$331,052

Available-for-sale marketable equity securities (2)	$8,536	$10,445	$(19)	$18,962

	March 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$49,361	$625	$(887)	$49,099
Mortgage-backed securities:
Agency	192,301	2,605	(3,136)	191,770
Agency collateralized mortgage obligations	34,819	237	(29)	35,027
Non-agency residential	20,625	536	(507)	20,654
Non-agency commercial	6,116	684	(1)	6,799
Non-U.S. securities	4,250	63	(11)	4,302
Corporate bonds	4,340	134	(5)	4,469
Other taxable securities (1)	12,883	75	(90)	12,868

Total taxable securities	$324,695	$4,959	$(4,666)	$324,988
Tax-exempt securities	5,546	31	(220)	5,357

Total available-for-sale debt securities	$330,241	$4,990	$(4,886)	$330,345

Held-to-maturity debt securities	431	—	—	431

Total debt securities	$330,672	$4,990	$(4,886)	$330,776

Available-for-sale marketable equity securities (2)	$8,535	$11,925	$(15)	$20,445

(1)	Substantially all asset-backed securities.
(2)	Classified in other assets on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries

Quarterly Results by Business Segment

(Dollars in millions)

	Second Quarter 2011
	Total Corporation	Deposits	Global Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other

Net interest income (1)	$11,493	$2,281	$3,611	$579	$1,827	$1,791	$1,571	$(167)
Noninterest income (loss)	1,990	1,020	1,925	(11,894)	983	5,005	2,919	2,032

Total revenue, net of interest expense	13,483	3,301	5,536	(11,315)	2,810	6,796	4,490	1,865

Provision for credit losses	3,255	31	481	1,507	(417)	(82)	72	1,663
Noninterest expense	22,856	2,599	1,882	8,647	1,068	4,713	3,631	316

Income (loss) before income taxes	(12,628)	671	3,173	(21,469)	2,159	2,165	787	(114)
Income tax expense (benefit) (1)	(3,802)	241	1,138	(6,949)	778	607	281	102

Net income (loss)	$(8,826)	$430	$2,035	$(14,520)	$1,381	$1,558	$506	$(216)

Average
Total loans and leases	$938,513	n/m	$156,788	$121,683	$189,346	$109,473	$102,200	$258,397
Total assets (2)	2,339,110	$451,554	161,776	198,030	320,428	750,908	289,050	167,364
Total deposits	1,035,944	426,684	n/m	n/m	166,481	118,133	255,219	46,684

Period end
Total loans and leases	$941,257	n/m	$153,280	$121,553	$189,434	$114,165	$102,878	$259,285
Total assets (2)	2,261,319	$449,123	161,756	185,398	280,289	691,249	284,294	209,210
Total deposits	1,038,408	424,579	n/m	n/m	170,156	123,618	255,580	42,355
	First Quarter 2011
	Total Corporation	Deposits	Global Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Net interest income (1)	$12,397	$2,205	$3,747	$896	$1,850	$2,037	$1,569	$93
Noninterest income	14,698	984	1,940	1,167	801	5,849	2,923	1,034

Total revenue, net of interest expense	27,095	3,189	5,687	2,063	2,651	7,886	4,492	1,127

Provision for credit losses	3,814	33	961	1,098	79	(202)	46	1,799
Noninterest expense	20,283	2,592	1,969	4,801	1,106	4,722	3,599	1,494

Income (loss) before income taxes	2,998	564	2,757	(3,836)	1,466	3,366	847	(2,166)
Income tax expense (benefit) (1)	949	209	1,022	(1,421)	543	1,232	314	(950)

Net income (loss)	$2,049	$355	$1,735	$(2,415)	$923	$2,134	$533	$(1,216)

Average
Total loans and leases	$938,966	n/m	$162,425	$120,560	$192,437	$103,704	$100,851	$258,350
Total assets (2)	2,338,538	$443,461	165,768	209,329	312,570	710,684	297,335	199,391
Total deposits	1,023,140	418,298	n/m	n/m	160,217	112,028	258,518	48,608

Period end
Total loans and leases	$932,425	n/m	$158,444	$118,749	$190,749	$105,651	$101,286	$256,931
Total assets (2)	2,274,532	$456,248	164,084	204,485	309,930	698,458	285,472	155,855
Total deposits	1,020,175	431,022	n/m	n/m	161,584	115,212	256,526	34,818
	Second Quarter 2010
	Total Corporation	Deposits	Global Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Net interest income (1)	$13,197	$2,144	$4,442	$992	$2,097	$2,002	$1,443	$77
Noninterest income	16,253	1,551	2,506	1,712	786	3,902	2,746	3,050

Total revenue, net of interest expense	29,450	3,695	6,948	2,704	2,883	5,904	4,189	3,127

Provision for credit losses	8,105	61	3,796	2,390	623	(133)	122	1,246
Noninterest expense	17,253	2,572	1,852	2,738	974	4,735	3,269	1,113

Income (loss) before income taxes	4,092	1,062	1,300	(2,424)	1,286	1,302	798	768
Income tax expense (benefit) (1)	969	388	474	(882)	471	404	469	(355)

Net income (loss)	$3,123	$674	$826	$(1,542)	$815	$898	$329	$1,123

Average
Total loans and leases	$967,054	n/m	$177,076	$130,662	$206,603	$95,839	$98,811	$257,322
Total assets (2)	2,494,432	$443,520	187,138	227,595	305,788	779,060	259,801	291,530
Total deposits	991,615	418,480	n/m	n/m	145,499	112,565	226,276	64,709

Period end
Total loans and leases	$956,177	n/m	$172,531	$129,797	$203,659	$95,756	$99,157	$254,516
Total assets (2)	2,368,384	$439,770	184,213	223,998	306,234	718,563	252,507	243,099
Total deposits	974,467	414,470	n/m	n/m	147,414	105,678	226,572	57,424

(1)	Fully taxable-equivalent basis
(2)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries

Year-to-Date Results by Business Segment

(Dollars in millions)

	Six Months Ended June 30, 2011
	Total Corporation	Deposits	Global Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Net interest income (1)	$23,890	$4,486	$7,358	$1,475	$3,677	$3,828	$3,140	$(74)
Noninterest income (loss)	16,688	2,004	3,865	(10,727)	1,784	10,854	5,842	3,066

Total revenue, net of interest expense	40,578	6,490	11,223	(9,252)	5,461	14,682	8,982	2,992

Provision for credit losses	7,069	64	1,442	2,605	(338)	(284)	118	3,462
Noninterest expense	43,139	5,191	3,851	13,448	2,174	9,435	7,230	1,810

Income (loss) before income taxes	(9,630)	1,235	5,930	(25,305)	3,625	5,531	1,634	(2,280)
Income tax expense (benefit) (1)	(2,853)	450	2,160	(8,370)	1,321	1,839	595	(848)

Net income (loss)	$(6,777)	$785	$3,770	$(16,935)	$2,304	$3,692	$1,039	$(1,432)

Average
Total loans and leases	$938,738	n/m	$159,591	$121,125	$190,883	$106,604	$101,529	$258,374
Total assets (2)	2,338,826	$447,530	163,761	203,648	316,521	730,907	293,170	n/m
Total deposits	1,029,578	422,514	n/m	n/m	163,366	115,097	256,859	47,642

Period end
Total loans and leases	$941,257	n/m	$153,280	$121,553	$189,434	$114,165	$102,878	$259,285
Total assets (2)	2,261,319	$449,123	161,756	185,398	280,289	691,249	284,294	n/m
Total deposits	1,038,408	424,579	n/m	n/m	170,156	123,618	255,580	42,355

	Six Months Ended June 30, 2010
	Total Corporation	Deposits	Global Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Net interest income (1)	$27,267	$4,319	$9,262	$2,199	$4,290	$4,172	$2,907	$118
Noninterest income	34,473	3,094	4,576	4,038	1,685	11,425	5,323	4,332

Total revenue, net of interest expense	61,740	7,413	13,838	6,237	5,975	15,597	8,230	4,450

Provision for credit losses	17,910	98	7,331	5,990	1,559	103	363	2,466
Noninterest expense	35,028	5,139	3,664	5,985	2,005	9,024	6,368	2,843

Income (loss) before income taxes	8,802	2,176	2,843	(5,738)	2,411	6,470	1,499	(859)
Income tax expense (benefit) (1)	2,497	804	1,049	(2,119)	891	2,333	731	(1,192)

Net income (loss)	$6,305	$1,372	$1,794	$(3,619)	$1,520	$4,137	$768	$333

Average
Total loans and leases	$979,267	n/m	$182,909	$132,195	$210,450	$97,427	$98,826	$256,742
Total assets (2)	2,505,459	$442,691	191,913	230,076	301,925	781,949	256,510	n/m
Total deposits	986,345	417,665	n/m	n/m	144,572	108,124	223,956	67,770

Period end
Total loans and leases	$956,177	n/m	$172,531	$129,797	$203,659	$95,756	$99,157	$254,516
Total assets (2)	2,368,384	$439,770	184,213	223,998	306,234	718,563	252,507	n/m
Total deposits	974,467	414,470	n/m	n/m	147,414	105,678	226,572	57,424

(1)	Fully taxable-equivalent basis
(2)	Total assets include asset allocations to match liabilities (i.e., deposits).
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to the current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries

Deposits Segment Results

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2011	First Quarter 2011		Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010
	2011	2010
Net interest income (1)	$4,486	$4,319	$2,281	$2,205		$2,006		$1,954		$2,144
Noninterest income:
Service charges	1,888	2,973	965	923		947		1,138		1,494
All other income	116	121	55	61		50		54		57

Total noninterest income	2,004	3,094	1,020	984		997		1,192		1,551

Total revenue, net of interest expense	6,490	7,413	3,301	3,189		3,003		3,146		3,695

Provision for credit losses	64	98	31	33		41		62		61
Noninterest expense	5,191	5,139	2,599	2,592		3,262		2,762		2,572

Income (loss) before income taxes	1,235	2,176	671	564		(300)		322		1,062
Income tax expense (benefit) (1)	450	804	241	209		(105)		116		388

Net income (loss)	$785	$1,372	$430	$355		$(195)		$206		$674

Net interest yield (1)	2.15%	2.09%	2.15%	2.14	%	1.93	%	1.89	%	2.06	%
Return on average equity	6.70	11.45	7.30	6.09		n/m		3.34		11.16
Return on average economic capital (2)	27.93	44.82	30.41	25.43		n/m		12.85		43.52
Efficiency ratio (1)	79.99	69.32	78.75	81.28		108.61		87.81		69.59

Balance sheet

Average
Total earning assets (3)	$421,313	$416,185	$425,363	$417,218		$411,765		$410,330		$417,132
Total assets (3)	447,530	442,691	451,554	443,461		438,346		436,479		443,520
Total deposits	422,514	417,665	426,684	418,298		413,150		411,117		418,480
Allocated equity	23,627	24,179	23,612	23,641		24,128		24,402		24,226
Economic capital (4)	5,672	6,202	5,662	5,683		6,161		6,424		6,239

Period end
Total earning assets (3)	$422,646	$413,648	$422,646	$429,956		$414,215		$408,734		$413,648
Total assets (3)	449,123	439,770	449,123	456,248		440,954		434,854		439,770
Total deposits	424,579	414,470	424,579	431,022		415,189		409,365		414,470

(1)	Fully taxable-equivalent basis
(2)	Return on average economic capital is calculated as net income, excluding cost of funds and earnings credit on intangibles, divided by average economic capital.
(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).
(4)	Economic capital represents allocated equity less goodwill and a percentage of intangible assets.
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries

Deposits Key Indicators

(Dollars in millions, except as noted)

	Six Months Ended June 30				Second Quarter 2011		First Quarter 2011		Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010
	2011		2010
Average deposit balances
Checking	$163,576		$149,385		$166,666		$160,452		$154,333		$150,117		$152,130
Savings	37,962		34,412		39,209		36,701		35,120		35,135		35,467
MMS	127,251		119,489		128,546		125,941		124,446		122,996		122,123
CDs and IRAs	90,425		111,218		88,912		91,954		95,860		99,702		105,592
Non-U.S. and other	3,300		3,161		3,351		3,250		3,391		3,167		3,168

Total average deposit balances	$422,514		$417,665		$426,684		$418,298		$413,150		$411,117		$418,480

Deposit spreads (excludes noninterest costs)
Checking	3.43	%	3.82	%	3.36	%	3.50	%	3.60	%	3.76	%	3.81	%
Savings	3.37		3.72		3.32		3.42		3.51		3.63		3.70
MMS	1.50		0.81		1.46		1.55		1.55		1.53		0.84
CDs and IRAs	0.35		0.17		0.36		0.35		0.32		0.28		0.22
Non-U.S. and other	3.90		4.37		3.83		3.97		4.10		4.24		4.34
Total deposit spreads	2.18		1.96		2.16		2.20		2.20		2.23		2.02

Cost per dollar deposit (1)	2.52	%	2.48	%	2.44	%	2.60	%	2.65	%	2.67	%	2.46	%

Client brokerage assets (2)	$69,000		$51,102		$69,000		$66,703		$63,597		$59,984		$51,102

Online banking (end of period)
Active accounts (units in thousands)	29,660		29,195		29,660		30,065		29,345		29,313		29,195
Active billpay accounts (units in thousands)	15,356		14,902		15,356		15,345		14,986		14,941		14,902
Online Only (units in thousands)	14,304		14,293		14,304		14,720		14,359		14,372		14,293

(1)	Cost per dollar deposit represents annualized noninterest expense, excluding one-time expenses, as a percentage of average deposits.
(2)	During the first quarter of 2011, the Merrill Edge business was moved from GWIM along with historical results.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries

Global Card Services Segment Results

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010
	2011	2010
Net interest income (1)	$7,358	$9,262	$3,611	$3,747	$4,206	$4,364	$4,442
Noninterest income:
Card income	3,562	3,784	1,833	1,729	2,000	1,879	1,901
All other income (loss)	303	792	92	211	125	(403)	605

Total noninterest income	3,865	4,576	1,925	1,940	2,125	1,476	2,506

Total revenue, net of interest expense	11,223	13,838	5,536	5,687	6,331	5,840	6,948

Provision for credit losses	1,442	7,331	481	961	2,144	3,177	3,796
Goodwill impairment	—	—	—	—	—	10,400	—
All other noninterest expense	3,851	3,664	1,882	1,969	1,807	1,750	1,852

Income (loss) before income taxes	5,930	2,843	3,173	2,757	2,380	(9,487)	1,300
Income tax expense (1)	2,160	1,049	1,138	1,022	882	334	474

Net income (loss)	$3,770	$1,794	$2,035	$1,735	$1,498	$(9,821)	$826

Net interest yield (1)	9.19%	10.13%	9.12%	9.26%	9.92%	10.07%	9.97%
Return on average equity	29.73	8.61	32.66	26.89	21.51	n/m	8.14
Return on average economic capital (2)	59.01	19.74	66.26	52.32	40.33	15.19	19.40
Efficiency ratio (1)	34.31	26.49	33.99	34.62	28.54	n/m	26.68
Efficiency ratio, excluding goodwill impairment charge (1)	34.31	26.49	33.99	34.62	28.54	29.97	26.68

Balance sheet

Average
Total loans and leases	$159,591	$182,909	$156,788	$162,425	$166,683	$170,706	$177,076
Total earning assets	161,462	184,326	158,861	164,093	168,173	171,999	178,646
Total assets	163,761	191,913	161,776	165,768	168,273	178,255	187,138
Allocated equity	25,573	41,994	24,982	26,171	27,626	35,391	40,677
Economic capital (3)	12,915	18,767	12,341	13,496	14,916	15,643	17,501

Period end
Total loans and leases	$153,280	$172,531	$153,280	$158,444	$166,899	$168,366	$172,531
Total earning assets	156,058	174,278	156,058	160,529	168,706	170,037	174,278
Total assets	161,756	184,213	161,756	164,084	170,311	170,317	184,213

(1)	Fully taxable-equivalent basis
(2)	Return on average economic capital is calculated as net income, excluding goodwill impairment charge, cost of funds and earnings credit on intangibles, divided by average economic capital.
(3)	Economic capital represents allocated equity less goodwill and a percentage of intangible assets.
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries

Global Card Services Key Indicators

(Dollars in millions)

	Six Months Ended June 30				Second Quarter 2011		First Quarter 2011		Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010
	2011		2010
Credit Card Data (1)

Loans
Average credit card outstandings	$135,487		$150,810		$133,423		$137,574		$140,130		$142,298		$146,444
Ending credit card outstandings	130,696		143,130		130,696		134,342		141,250		140,871		143,130

Credit quality
Net charge-offs	$5,036		$9,053		$2,360		$2,676		$2,911		$3,270		$4,459
	7.50	%	12.11	%	7.09	%	7.89	%	8.24	%	9.12	%	12.21	%
30+ delinquency	$5,478		$8,256		$5,478		$6,478		$7,268		$7,643		$8,256
	4.19	%	5.77	%	4.19	%	4.82	%	5.15	%	5.43	%	5.77	%
90+ delinquency	$3,020		$4,542		$3,020		$3,570		$3,919		$4,007		$4,542
	2.31	%	3.17	%	2.31	%	2.65	%	2.77	%	2.84	%	3.17	%

Other Global Card Services Key Indicators

Credit card data
Gross interest yield	10.57	%	11.04	%	10.47	%	10.67	%	10.92	%	11.13	%	10.89	%
Risk adjusted margin	5.41		1.58		5.87		4.97		5.40		3.28		1.33
New account growth (in thousands)	1,859		1,403		941		918		790		710		664
Purchase volumes	$106,683		$102,600		$56,187		$50,496		$56,458		$54,257		$53,924

Debit card data
Debit purchase volumes	$124,045		$115,203		$64,049		$59,996		$60,866		$58,011		$59,136

(1)	Credit Card includes U.S., Europe and Canada consumer credit card and does not include business card, debit card and unsecured consumer lending.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries

Consumer Real Estate Services Segment Results

(Dollars in millions; except as noted)

	Six Months Ended June 30				Second Quarter 2011		First Quarter 2011		Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010
	2011		2010
Net interest income (1)	$1,475		$2,199		$579		$896		$1,124		$1,339		$992
Noninterest income:
Mortgage banking income (loss)	(12,323)		2,661		(13,018)		695		(1,254)		1,757		1,020
Insurance income	730		1,051		299		431		484		527		513
All other income (loss)	866		326		825		41		126		(12)		179

Total noninterest income (loss)	(10,727)		4,038		(11,894)		1,167		(644)		2,272		1,712

Total revenue, net of interest expense	(9,252)		6,237		(11,315)		2,063		480		3,611		2,704

Provision for credit losses	2,605		5,990		1,507		1,098		1,198		1,302		2,390
Goodwill impairment	2,603		—		2,603		—		2,000		—		—
All other noninterest expense	10,845		5,985		6,044		4,801		3,980		2,924		2,738

Loss before income taxes	(25,305)		(5,738)		(21,469)		(3,836)		(6,698)		(615)		(2,424)
Income tax benefit (1)	(8,370)		(2,119)		(6,949)		(1,421)		(1,761)		(222)		(882)

Net loss	$(16,935)		$(3,619)		$(14,520)		$(2,415)		$(4,937)		$(393)		$(1,542)

Net interest yield (1)	1.80	%	2.36	%	1.46	%	2.11	%	2.48	%	2.87	%	2.13	%
Efficiency ratio (1)	n/m		95.96		n/m		n/m		n/m		80.97		101.27

Balance sheet

Average
Total loans and leases	$121,125		$132,195		$121,683		$120,560		$124,933		$127,712		$130,662
Total earning assets	165,469		188,222		158,674		172,339		180,030		184,994		186,873
Total assets	203,648		230,076		198,030		209,329		218,085		221,909		227,595
Allocated equity	17,933		26,641		17,139		18,736		24,310		26,493		26,174
Economic capital (2)	15,211		21,837		14,437		15,994		19,511		21,692		21,371

Period end
Total loans and leases	$121,553		$129,797		$121,553		$118,749		$122,933		$127,700		$129,797
Total earning assets	149,908		186,819		149,908		166,265		172,082		178,068		186,819
Total assets	185,398		223,998		185,398		204,485		212,413		214,498		223,998

Period end (in billions)
Mortgage servicing portfolio (3)	$1,996.7		$2,127.6		$1,996.7		$2,028.0		$2,056.8		$2,079.5		$2,127.6

(1)	Fully taxable-equivalent basis
(2)	Economic capital represents allocated equity less goodwill and a percentage of intangible assets (excluding mortgage servicing rights).
(3)	Servicing of residential mortgage loans, home equity lines of credit, home equity loans and discontinued real estate mortgage loans.
n/m	= not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries

Consumer Real Estate Services Results (1)

(Dollars in millions)

	Six Months Ended June 30, 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Asset Servicing	Other
Net interest income (2)	$1,475	$1,056	$460	$(41)
Noninterest income:
Mortgage banking income (loss)	(12,323)	1,696	(13,149)	(870)
Insurance income	730	730	—	—
All other income	866	822	44	—

Total noninterest income (loss)	(10,727)	3,248	(13,105)	(870)

Total revenue, net of interest expense	(9,252)	4,304	(12,645)	(911)

Provision for credit losses	2,605	121	2,484	—
Goodwill impairment	2,603	—	—	2,603
Noninterest expense	10,845	3,221	7,624	—

Income (loss) before income taxes	(25,305)	962	(22,753)	(3,514)
Income tax expense (benefit) (2)	(8,370)	354	(8,388)	(336)

Net income (loss)	$(16,935)	$608	$(14,365)	$(3,178)

Balance sheet

Average
Total loans and leases	$121,125	$55,632	$65,493	$—
Total earning assets	165,469	75,695	67,565	22,209
Total assets	203,648	77,052	83,531	43,065
Allocated equity	17,933	n/a	n/a	n/a
Economic capital (3)	15,211	n/a	n/a	n/a

Period end
Total loans and leases	$121,553	$55,454	$66,099	$—
Total earning assets	149,908	69,822	68,114	11,972
Total assets	185,398	71,723	83,412	30,263

	Three Months Ended June 30, 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Asset Servicing	Other
Net interest income (2)	$579	$481	$129	$(31)
Noninterest income:
Mortgage banking income (loss)	(13,018)	938	(13,083)	(873)
Insurance income	299	299	—	—
All other income	825	795	30	—

Total noninterest income (loss)	(11,894)	2,032	(13,053)	(873)

Total revenue, net of interest expense	(11,315)	2,513	(12,924)	(904)

Provision for credit losses	1,507	121	1,386	—
Goodwill impairment	2,603	—	—	2,603
Noninterest expense	6,044	1,553	4,491	—

Income (loss) before income taxes	(21,469)	839	(18,801)	(3,507)
Income tax expense (benefit) (2)	(6,949)	308	(6,924)	(333)

Net income (loss)	$(14,520)	$531	$(11,877)	$(3,174)

Balance sheet

Average
Total loans and leases	$121,683	$55,267	$66,416	$—
Total earning assets	158,674	71,876	68,444	18,354
Total assets	198,030	73,377	84,616	40,037
Allocated equity	17,139	n/a	n/a	n/a
Economic capital (3)	14,437	n/a	n/a	n/a

Period end
Total loans and leases	$121,553	$55,454	$66,099	$—
Total earning assets	149,908	69,822	68,114	11,972
Total assets	185,398	71,723	83,411	30,264

	Three Months Ended March 31, 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Asset Servicing	Other
Net interest income (2)	$896	$575	$331	$(10)
Noninterest income:
Mortgage banking income (loss)	695	758	(66)	3
Insurance income	431	431	—	—
All other income	41	27	14	—

Total noninterest income (loss)	1,167	1,216	(52)	3

Total revenue, net of interest expense	2,063	1,791	279	(7)

Provision for credit losses	1,098	—	1,098	—
Noninterest expense	4,801	1,668	3,133	—

Income (loss) before income taxes	(3,836)	123	(3,952)	(7)
Income tax expense (benefit) (2)	(1,421)	46	(1,464)	(3)

Net income (loss)	$(2,415)	$77	$(2,488)	$(4)

Balance sheet

Average
Total loans and leases	$120,560	$55,990	$64,570	$—
Total earning assets	172,339	79,469	66,763	26,107
Total assets	209,329	80,686	82,517	46,126
Allocated equity	18,736	n/a	n/a	n/a
Economic capital (3)	15,994	n/a	n/a	n/a

Period end
Total loans and leases	$118,749	$55,608	$63,141	$—
Total earning assets	166,265	74,047	65,228	26,990
Total assets	204,485	74,783	80,303	49,399

(1)	Consumer Real Estate Services includes Home Loans and Legacy Asset Servicing with results related to mortgage servicing rights included in Other.
(2)	Fully taxable-equivalent basis
(3)	Economic capital represents allocated equity less goodwill and a percentage of intangible assets (excluding mortgage servicing rights).
n/a	= not applicable

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries

Consumer Real Estate Services Key Indicators

(Dollars in millions, except as noted)

	Six Months Ended June 30				Second Quarter 2011		First Quarter 2011		Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010
	2011		2010
Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$14,900		$19,465		$15,282		$14,900		$12,251		$14,745		$18,842
Net additions	1,017		2,014		176		841		757		745		882
Impact of customer payments	(1,345)		(2,037)		(639)		(706)		(799)		(923)		(981)
Other changes in mortgage servicing rights fair value (1)	(2,200)		(4,697)		(2,447)		247		2,691		(2,316)		(3,998)

Balance, end of period	$12,372		$14,745		$12,372		$15,282		$14,900		$12,251		$14,745

Capitalized mortgage servicing rights
(% of loans serviced for investors)	78	bps	86	bps	78	bps	95	bps	92	bps	73	bps	86	bps
Mortgage loans serviced for investors (in billions)	$1,578		$1,706		$1,578		$1,610		$1,628		$1,669		$1,706

Loan production:
Consumer Real Estate Services
First mortgage	$90,839		$136,106		$38,320		$52,519		$81,255		$69,875		$69,141
Home equity	2,454		3,602		879		1,575		2,024		2,000		1,831
Total Corporation (2)
First mortgage	97,104		141,440		40,370		56,734		84,673		71,925		71,938
Home equity	2,782		4,184		1,054		1,728		2,137		2,136		2,137

Mortgage banking income (loss)
Production income (loss):
Core production revenue	$1,492		$2,711		$824		$668		$1,622		$1,849		$1,428
Representations and warranties provision	(15,050)		(1,774)		(14,037)		(1,013)		(4,140)		(872)		(1,248)

Total production income (loss)	(13,558)		937		(13,213)		(345)		(2,518)		977		180

Servicing income:
Servicing fees	3,162		3,218		1,556		1,606		1,634		1,623		1,649
Impact of customer payments (3)	(1,345)		(2,037)		(639)		(706)		(799)		(923)		(981)
Fair value changes of mortgage servicing rights, net of economic hedge results (4)	(870)		209		(873)		3		257		(89)		12
Other servicing-related revenue	288		334		151		137		172		169		160

Total net servicing income	1,235		1,724		195		1,040		1,264		780		840

Total Consumer Real Estate Services mortgage banking income (loss)	(12,323)		2,661		(13,018)		695		(1,254)		1,757		1,020
Other business segments’ mortgage banking loss (5)	(243)		(263)		(178)		(65)		(165)		(2)		(122)

Total consolidated mortgage banking income (loss)	$(12,566)		$2,398		$(13,196)		$630		$(1,419)		$1,755		$898

(1)	These amounts reflect the change in discount rates and prepayment speed assumptions, mostly due to changes in interest rates, as well as the effect of changes in other assumptions.
(2)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.
(3)	Represents the change in the market value of the mortgage servicing rights asset due to the impact of customer payments received during the year.
(4)	Includes sale of mortgage servicing rights.
(5)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries

Global Commercial Banking Segment Results

(Dollars in millions)

	Six Months Ended June 30				Second Quarter		First Quarter		Fourth Quarter		Third Quarter		Second Quarter
	2011		2010		2011		2011		2010		2010		2010
Net interest income (1)	$3,677		$4,290		$1,827		$1,850		$1,865		$1,853		$2,097
Noninterest income:
Service charges	1,182		1,188		576		606		563		589		589
All other income	602		497		407		195		186		191		197

Total noninterest income	1,784		1,685		983		801		749		780		786

Total revenue, net of interest expense	5,461		5,975		2,810		2,651		2,614		2,633		2,883

Provision for credit losses	(338)		1,559		(417)		79		(136)		556		623
Noninterest expense	2,174		2,005		1,068		1,106		1,061		1,061		974

Income before income taxes	3,625		2,411		2,159		1,466		1,689		1,016		1,286
Income tax expense (1)	1,321		891		778		543		636		372		471

Net income	$2,304		$1,520		$1,381		$923		$1,053		$644		$815

Net interest yield (1)	2.66	%	3.26	%	2.60	%	2.73	%	2.67	%	2.61	%	3.13	%
Return on average equity	11.33		6.93		13.67		9.02		9.72		5.96		7.46
Return on average economic capital (2)	22.85		13.04		27.92		17.96		18.76		11.52		14.14
Efficiency ratio (1)	39.81		33.56		38.01		41.72		40.58		40.28		33.80

Balance sheet

Average
Total loans and leases	$190,883		$210,450		$189,346		$192,437		$195,293		$199,320		$206,603
Total earning assets (3)	278,272		265,125		281,844		274,662		277,402		281,749		268,552
Total assets (3)	316,521		301,925		320,428		312,570		314,781		318,395		305,788
Total deposits	163,366		144,572		166,481		160,217		156,672		148,605		145,499
Allocated equity	41,008		44,222		40,515		41,506		42,992		42,925		43,869
Economic capital (4)	20,309		23,558		19,817		20,806		22,289		22,218		23,159

Period end
Total loans and leases	$189,434		$203,659		$189,434		$190,749		$194,038		$196,333		$203,659
Total earning assets (3)	242,272		269,508		242,272		272,424		274,637		267,834		269,508
Total assets (3)	280,289		306,234		280,289		309,930		312,802		304,534		306,234
Total deposits	170,156		147,414		170,156		161,584		161,279		150,994		147,414

(1)	Fully taxable-equivalent basis
(2)	Return on average economic capital is calculated as net income, excluding cost of funds and earnings credit on intangibles, divided by average economic capital.
(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).
(4)	Economic capital represents allocated equity less goodwill and a percentage of intangible assets.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries

Global Commercial Banking Key Indicators

(Dollars in millions)

	Six Months Ended June 30				Second Quarter		First Quarter		Fourth Quarter		Third Quarter		Second Quarter

	2011		2010		2011		2011		2010		2010		2010
Revenue, net of interest expense by service segment
Business lending	$3,045		$3,493		$1,564		$1,481		$1,491		$1,536		$1,635
Treasury services	2,416		2,482		1,246		1,170		1,123		1,097		1,248

Total revenue, net of interest expense (1)	$5,461		$5,975		$2,810		$2,651		$2,614		$2,633		$2,883

Average loans and leases by product
U.S. commercial	$104,766		$106,161		$104,829		$104,703		$102,914		$101,447		$104,262
Commercial real estate	41,690		55,808		40,597		42,796		45,854		49,747		53,721
Direct/Indirect consumer	41,752		46,088		41,078		42,436		44,185		45,885		46,272
Other	2,675		2,393		2,842		2,502		2,340		2,241		2,348

Total average loans and leases	$190,883		$210,450		$189,346		$192,437		$195,293		$199,320		$206,603

Loan spread	2.33	%	2.31	%	2.26	%	2.40	%	2.27	%	2.29	%	2.32	%

Credit quality
Reservable utilized criticized exposure (2)	$27,041		$37,613		$27,041		$30,643		$32,816		$36,332		$37,613
	14.27	%	18.50	%	14.27	%	15.83	%	16.74	%	18.45	%	18.50	%
Nonperforming loans, leases and foreclosed properties (3)	$7,373		$10,027		$7,373		$8,321		$8,681		$9,414		$10,027
	3.88	%	4.92	%	3.88	%	4.36	%	4.47	%	4.79	%	4.92	%

Average deposit balances
Interest-bearing	$53,655		$54,192		$52,643		$54,679		$55,354		$53,565		$54,195
Noninterest-bearing	109,711		90,380		113,838		105,538		101,318		95,040		91,304

Total	$163,366		$144,572		$166,481		$160,217		$156,672		$148,605		$145,499

(1)	Fully taxable-equivalent basis
(2)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers acceptances.
(3)	Nonperforming loans, leases and foreclosed properties are presented on an end-of-period basis. The nonperforming ratio is calculated as nonperforming loans, leases and foreclosed properties divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries

Global Banking & Markets Segment Results

(Dollars in millions)

	Six Months Ended June 30				Second Quarter		First Quarter		Fourth Quarter		Third Quarter		Second Quarter
	2011		2010		2011		2011		2010		2010		2010
Net interest income (1)	$3,828		$4,172		$1,791		$2,037		$2,007		$1,901		$2,002
Noninterest income:
Service charges	917		931		442		475		501		459		468
Investment and brokerage services	1,264		1,299		587		677		562		580		676
Investment banking income	3,148		2,517		1,637		1,511		1,583		1,306		1,301
Trading account profits	4,691		6,273		2,071		2,620		961		2,454		1,202
All other income (loss)	834		405		268		566		(210)		407		255

Total noninterest income	10,854		11,425		5,005		5,849		3,397		5,206		3,902

Total revenue, net of interest expense	14,682		15,597		6,796		7,886		5,404		7,107		5,904

Provision for credit losses	(284)		103		(82)		(202)		(112)		(157)		(133)
Noninterest expense	9,435		9,024		4,713		4,722		4,383		4,391		4,735

Income before income taxes	5,531		6,470		2,165		3,366		1,133		2,873		1,302
Income tax expense (1)	1,839		2,333		607		1,232		478		1,434		404

Net income	$3,692		$4,137		$1,558		$2,134		$655		$1,439		$898

Return on average equity	18.61	%	15.99	%	16.44	%	20.59	%	5.47	%	11.25	%	7.03	%
Return on average economic capital (2)	25.86		20.28		23.40		28.02		7.30		14.42		9.06
Efficiency ratio (1)	64.26		57.86		69.35		59.88		81.12		61.78		80.19

Balance sheet

Average
Total trading-related assets (3, 4)	$459,278		$519,767		$460,153		$458,394		$485,161		$507,014		$522,304
Total loans and leases	106,604		97,427		109,473		103,704		100,606		98,874		95,839
Total earning assets (3,5)	572,701		628,193		569,517		575,920		591,238		599,621		622,820
Total assets (5)	730,907		781,949		750,908		710,684		744,643		752,159		779,060
Total deposits	115,097		108,124		118,133		112,028		114,942		106,472		112,565
Allocated equity	40,004		52,182		38,001		42,029		47,511		50,756		51,245
Economic capital (6)	29,126		41,582		27,078		31,197		36,810		40,237		40,705

Period end
Total trading-related assets (4)	$445,220		$483,769		$445,220		$455,958		$417,714		$516,875		$483,769
Total loans and leases	114,165		95,756		114,165		105,651		99,964		99,525		95,756
Total earning assets (5)	557,327		565,208		557,327		563,943		514,462		607,436		565,208
Total assets (5)	691,249		718,563		691,249		698,458		655,778		755,075		718,563
Total deposits	123,618		105,678		123,618		115,212		110,971		109,601		105,678

Trading-related assets (average)
Trading account securities (3)	$190,004		$204,068		$174,009		$206,177		$201,006		$201,494		$204,139
Reverse repurchases	162,655		195,590		173,403		151,788		166,070		183,246		193,905
Securities borrowed	49,616		56,100		54,044		45,140		51,294		54,899		57,292
Derivative assets	57,003		64,009		58,697		55,289		66,791		67,375		66,968

Total trading-related assets (3, 4)	$459,278		$519,767		$460,153		$458,394		$485,161		$507,014		$522,304

(1)	Fully taxable-equivalent basis
(2)	For the three and six months ended June 30, 2011, $40.4 billion and $20.3 billion of non-interest earning equity securities were reclassified from trading account assets to other non-earning assets. Prior period amounts are immaterial and have not been restated.
(3)	Return on average economic capital is calculated as net income, excluding cost of funds and earnings credit on intangibles, divided by average economic capital.
(4)	Includes assets which are not considered earning assets (i.e. derivative assets).
(5)	Total earning assets and total assets include asset allocations to match liabilities (i.e. deposits).
(6)	Economic capital represents allocated equity less goodwill and a percentage of intangible assets.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries

Global Banking & Markets Key Indicators

(Dollars in millions)

	Six Months Ended June 30				Second Quarter		First Quarter		Fourth Quarter		Third Quarter		Second Quarter
	2011		2010		2011		2011		2010		2010		2010
Sales and trading revenue
Fixed income, currency and commodities	$6,343		$7,717		$2,697		$3,646		$1,673		$3,477		$2,230
Equity income	2,330		2,396		1,081		1,249		781		967		882

Total sales and trading revenue (1)	$8,673		$10,113		$3,778		$4,895		$2,454		$4,444		$3,112

Investment banking income
Advisory (2)	$700		$409		$381		$319		$336		$273		$242
Debt issuance	1,679		1,509		880		799		808		743		773
Equity issuance	769		599		376		393		439		290		286

Total investment banking income	$3,148		$2,517		$1,637		$1,511		$1,583		$1,306		$1,301

Corporate Banking
Business lending	$1,626		$1,747		$758		$868		$750		$778		$872
Treasury services	1,237		1,218		624		613		617		579		619

Total revenue, net of interest expense	$2,863		$2,965		$1,382		$1,481		$1,367		$1,357		$1,491

Global Corporate & Investment Banking Key Indicators

Average deposit balances
Interest-bearing	$55,347		$52,870		$57,524		$53,145		$59,068		$55,833		$55,109
Noninterest-bearing	52,650		46,730		53,081		52,214		48,454		43,981		49,009

Total average deposits	$107,997		$99,600		$110,605		$105,359		$107,522		$99,814		$104,118

Loan spread	1.92	%	1.94	%	1.57	%	2.29	%	1.62	%	1.77	%	1.94	%

Provision for credit losses	$(238)		$10		$(74)		$(164)		$(110)		$(102)		$(191)

Credit quality (3, 4)
Reservable utilized criticized exposure	$4,801		$7,290		$4,801		$5,298		$5,924		$7,131		$7,290
	4.26	%	7.29	%	4.26	%	4.87	%	5.67	%	6.95	%	7.29	%
Nonperforming loans, leases and foreclosed properties	$327		$905		$327		$314		$645		$993		$905
	0.34	%	1.13	%	0.34	%	0.35	%	0.76	%	1.19	%	1.13	%
Average loans and leases by product
U.S. commercial	$34,039		$34,878		$34,369		$33,704		$33,522		$32,681		$33,593
Commercial real estate	68		33		54		82		24		26		31
Commercial lease financing	23,259		23,472		23,041		23,478		23,271		23,356		23,250
Non-U.S. commercial	32,757		22,309		35,267		30,220		26,550		24,650		22,710
Other	42		45		41		46		42		43		43

Total average loans and leases	$90,165		$80,737		$92,772		$87,530		$83,409		$80,756		$79,627

(1) Sales and trading revenue breakdown:
Net Interest Income	$2,037		$2,328		$952		$1,085		$1,183		$1,090		$1,083
Commissions	1,255		1,258		583		672		542		560		657
Trading	4,618		6,244		2,031		2,587		925		2,427		1,189
Other	763		283		212		551		(196)		367		183

Total sales and trading revenue	$8,673		$10,113		$3,778		$4,895		$2,454		$4,444		$3,112

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(4)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis and defined as nonperforming loans and leases plus foreclosed properties. The nonperforming ratio is nonperforming assets divided by commercial loans and leases plus commercial foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries

Credit Default Swaps with Monoline Financial Guarantors

(Dollars in millions)

	June 30, 2011
	Super Senior CDOs		Other Guaranteed Positions		Total
Notional	$2,968		$32,656		$35,624
Mark-to-market or guarantor receivable	2,578		6,150		8,728
Credit valuation adjustment	(2,363)		(3,314)		(5,677)

Total	$215		$2,836		$3,051

Credit valuation adjustment %	92	%	54	%	65	%

Losses during the three months ended June 30, 2011	$(38)		$(223)		$(261)

Losses during the six months ended June 30, 2011	(314)		(354)		(668)

	March 31, 2011
	Super Senior CDOs		Other Guaranteed Positions		Total
Notional	$3,225		$35,273		$38,498
Mark-to-market or guarantor receivable	2,693		5,623		8,316
Credit valuation adjustment	(2,444)		(2,838)		(5,282)

Total	$249		$2,785		$3,034

Credit valuation adjustment %	91	%	50	%	64	%

Losses during the three months ended March 31, 2011	$(276)		$(131)		$(407)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries

Investment Banking Product Rankings

	Six Months Ended June 30, 2011
	Global			U.S.
	Product Ranking	Market Share		Product Ranking	Market Share
High-yield corporate debt	3	9.7	%	2	11.4	%
Leveraged loans	2	14.1		2	17.8
Mortgage-backed securities	2	11.1		1	14.4
Asset-backed securities	1	13.0		1	20.3
Convertible debt	5	6.3		4	10.3
Common stock underwriting	2	7.7		4	9.9
Investment grade corporate debt	2	6.8		1	14.4
Syndicated loans	2	10.2		2	19.2
Net investment banking revenue	2	7.9		2	11.9
Announced mergers and acquisitions	6	14.1		7	21.1
Equity capital markets	2	7.5		4	10.0
Debt capital markets	4	5.7		2	10.6

Source: Dealogic data as of July 5, 2011. Figures above include self-led transactions.

•	Rankings based on deal volumes except for investment banking revenue rankings which reflect fees.
•	Debt capital markets excludes loans but includes agencies.
•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.
•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising the target or acquiror.
•	Each advisor receives full credit for the deal amount unless advising a minority stakeholder.

Highlights

Global top 3 rankings in:

High-yield corporate debt	Common stock underwriting
Leveraged loans	Investment grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Equity capital markets

U.S. top 3 rankings in:

High-yield corporate debt	Investment grade corporate debt
Leveraged loans	Syndicated loans
Mortgage-backed securities	Debt capital markets
Asset-backed securities

Excluding self-mandated deals:

Global: #1 - Asset-backed securities, Investment grade corporate debt

Global: #2 - High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Common stock underwriting, Syndicated loans, Equity capital markets

US: #1 - Asset-backed securities, Investment grade corporate debt

US: #2 - High-yield corporate debt, Leveraged loans, Mortgage-backed securities, Syndicated loans, Debt capital markets

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries

Global Wealth & Investment Management Segment Results

(Dollars in millions, except as noted)

	Six Months Ended June 30				Second Quarter 2011		First Quarter 2011		Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010
	2011		2010
Net interest income (1)	$3,140		$2,907		$1,571		$1,569		$1,425		$1,345		$1,443
Noninterest income:
Investment and brokerage services	4,756		4,303		2,378		2,378		2,266		2,091		2,195
All other income	1,086		1,020		541		545		470		462		551

Total noninterest income	5,842		5,323		2,919		2,923		2,736		2,553		2,746

Total revenue, net of interest expense	8,982		8,230		4,490		4,492		4,161		3,898		4,189

Provision for credit losses	118		363		72		46		155		127		122
Noninterest expense	7,230		6,368		3,631		3,599		3,485		3,364		3,269

Income before income taxes	1,634		1,499		787		847		521		407		798
Income tax expense (1)	595		731		281		314		199		150		469

Net income	$1,039		$768		$506		$533		$322		$257		$329

Net interest yield (1)	2.32	%	2.49	%	2.34	%	2.30	%	2.10	%	2.18	%	2.42	%
Return on average equity	11.80		8.61		11.54		12.06		7.00		5.66		7.27
Return on average economic capital (2)	30.21		22.76		29.97		30.44		18.12		15.20		19.10
Efficiency ratio (1)	80.50		77.37		80.88		80.12		83.76		86.29		78.05

Balance sheet
Average
Total loans and leases	$101,529		$98,826		$102,200		$100,851		$100,306		$99,103		$98,811
Total earning assets (3)	272,958		235,284		268,968		276,992		268,872		245,146		239,186
Total assets (3)	293,170		256,510		289,050		297,335		289,643		265,641		259,801
Total deposits	256,859		223,956		255,219		258,518		246,281		234,807		226,276
Allocated equity	17,755		18,002		17,574		17,938		18,227		18,039		18,179
Economic capital (4)	7,038		7,209		6,868		7,210		7,475		7,264		7,380

Period end
Total loans and leases	$102,878		$99,157		$102,878		$101,286		$100,724		$99,511		$99,157
Total earning assets (3)	263,867		231,375		263,867		264,753		275,260		245,370		231,375
Total assets (3)	284,294		252,507		284,294		285,472		296,251		266,489		252,507
Total deposits	255,580		226,572		255,580		256,526		257,982		240,381		226,572

(1)	Fully taxable-equivalent basis
(2)	Return on average economic capital is calculated as net income, excluding cost of funds and earnings credit on intangibles, divided by average economic capital.
(3)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).
(4)	Economic capital represents allocated equity less goodwill and a percentage of intangible assets.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries

Global Wealth & Investment Management - Key Indicators and Metrics

(Dollars in millions, except as noted)

	Six Months Ended June 30		Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010
	2011	2010
Revenues
Merrill Lynch Global Wealth Management	$7,034	$6,126	$3,494	$3,540	$3,428	$3,177	$3,138
U.S. Trust	1,407	1,323	711	696	708	691	682
Retirement Services	545	483	273	272	226	242	244
Other (1)	(4)	298	12	(16)	(201)	(212)	125

Total revenues	$8,982	$8,230	$4,490	$4,492	$4,161	$3,898	$4,189

Client Balances

Client Balances by Business
Merrill Lynch Global Wealth Management	$1,539,798	$1,402,547	$1,539,798	$1,554,294	$1,515,896	$1,466,346	$1,402,547
U.S. Trust	341,911	327,342	341,911	345,092	340,341	334,150	327,342
Retirement Services	252,379	224,930	252,379	255,573	246,774	234,249	224,930
Other (1, 2)	67,875	92,227	67,875	71,759	78,275	86,199	92,227

Client Balances by Type
Assets under management (2)	$660,928	$591,872	$660,928	$664,466	$630,498	$611,461	$591,872
Client brokerage assets	1,066,078	1,010,751	1,066,078	1,087,624	1,077,049	1,055,384	1,010,751
Assets in custody	116,499	118,694	116,499	116,816	115,033	114,207	118,694
Client deposits	255,580	226,572	255,580	256,526	257,982	240,381	226,572
Loans and leases	102,878	99,157	102,878	101,286	100,724	99,511	99,157

Total client balances	$2,201,963	$2,047,046	$2,201,963	$2,226,718	$2,181,286	$2,120,944	$2,047,046

Assets Under Management Flows (2)
Liquidity assets under management (3)	$(10,430)	$(27,066)	$(3,771)	$(6,659)	$(8,050)	$(6,599)	$(9,788)
Long-term assets under management (4)	18,694	4,401	4,535	14,159	5,648	4,032	1,366

Total assets under management flows	$8,264	$(22,665)	$764	$7,500	$(2,402)	$(2,567)	$(8,422)

Associates (5)

Number of Financial Advisors	16,241	15,299	16,241	15,695	15,511	15,486	15,299

Total Wealth Advisors	17,817	16,781	17,817	17,201	17,025	16,983	16,781

Total Client Facing Professionals	20,876	19,744	20,876	20,273	20,068	20,013	19,744

Merrill Lynch Global Wealth Management Metrics

Financial Advisor Productivity (6) (in thousands)	$912	$826	$894	$931	$913	$846	$843

U.S. Trust Metrics

Client Facing Professionals	2,280	2,277	2,280	2,313	2,311	2,302	2,277

(1)	Other includes the results of BofA Global Capital Management (the former Columbia cash management business) and residual net interest income.
(2)	Includes the Columbia Management long-term asset management business through the date of sale on May 1, 2010.
(3)	Assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies are less than one year.
(4)	Assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.
(5)	Includes Merrill Edge ®
(6)	Financial Advisor Productivity is defined as annualized MLGWM total revenue divided by the total number of financial advisors (excluding Merrill Edge Financial Advisors).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries

All Other Results (1)

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010
	2011	2010
Net interest income (2)	$(74)	$118	$(167)	$93	$76	$(39)	$77
Noninterest income:
Equity investment income	2,547	2,765	1,139	1,408	1,501	267	2,253
Gains on sales of debt securities	1,299	662	831	468	858	794	14
All other income (loss)	(780)	905	62	(842)	(1,760)	(275)	783

Total noninterest income	3,066	4,332	2,032	1,034	599	786	3,050

Total revenue, net of interest expense	2,992	4,450	1,865	1,127	675	747	3,127

Provision for credit losses	3,462	2,466	1,663	1,799	1,839	329	1,246
Merger and restructuring charges	361	1,029	159	202	370	421	508
All other noninterest expense	1,449	1,814	157	1,292	516	143	605

Income (loss) before income taxes	(2,280)	(859)	(114)	(2,166)	(2,050)	(146)	768
Income tax expense (benefit) (2)	(848)	(1,192)	102	(950)	(2,410)	(515)	(355)

Net income (loss)	$(1,432)	$333	$(216)	$(1,216)	$360	$369	$1,123

Balance sheet

Average
Total loans and leases	$258,374	$256,742	$258,397	$258,350	$252,180	$238,442	$257,322
Total assets (3)	183,289	300,395	167,364	199,391	196,487	206,559	291,530
Total deposits	47,642	67,770	46,684	48,608	44,841	44,871	64,709
Allocated equity (4)	67,030	24,475	73,244	60,748	50,731	35,972	29,091

Period end
Total loans and leases	$259,285	$254,516	$259,285	$256,931	$255,212	$241,798	$254,516
Total assets (5)	209,210	243,099	209,210	155,855	176,400	193,893	243,099
Total deposits	42,355	57,424	42,355	34,818	38,748	37,652	57,424

(1)	All Other consists of two broad groupings, Equity Investments and Other. Equity Investments includes Global Principal Investments, Strategic and other investments, and Corporate Investments. BlackRock, Inc., previously included in Strategic and other investments, was sold during 2011. Substantially all of the equity investments in Corporate Investments were sold during 2010. Other includes liquidating businesses, merger and restructuring charges, ALM functions (i.e., residential mortgage portfolio and investment securities) and related activities (i.e., economic hedges, fair value option on structured liabilities), and the impact of certain allocation methodologies. Other also includes certain residential mortgage and discontinued real estate products that are managed by Legacy Asset Servicing within Consumer Real Estate Services).
(2)	Fully taxable-equivalent basis
(3)	Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $672.3 billion and $600.1 billion for the six months ended June 30, 2011 and 2010; $676.7 billion, $667.9 billion, $660.7 billion, $633.8 billion and $611.2 billion for the second and first quarters of 2011, and the fourth, third and second quarters of 2010, respectively.
(4)	Represents both the risk-based capital and the portion of goodwill and intangibles assigned to All Other as well as the remaining portion of equity not specifically allocated to the segments.
(5)	Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $629.6 billion, $661.1 billion, $647.3 billion, $621.1 billion and $603.5 billion at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries

Equity Investments

(Dollars in millions)

	Global Principal Investments Exposures				Equity Investment Income
	June 30, 2011			March 31, 2011	June 30, 2011
	Book Value	Unfunded Commitments	Total	Total	Three Months Ended	Six Months Ended

Global Principal Investments:
Private Equity Investments	$5,021	$133	$5,154	$5,194	$210	$1,413
Global Real Estate	1,505	214	1,719	1,704	42	116
Global Strategic Capital	2,522	406	2,928	2,933	182	275
Legacy/Other Investments	1,757	369	2,126	2,656	(35)	(40)

Total Global Principal Investments	$10,805	$1,122	$11,927	$12,487	$399	$1,764

Components of Equity Investment Income

(Dollars in millions)

	Six Months Ended June 30		Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
	2011	2010	2011	2011	2010	2010	2010
Global Principal Investments	$1,764	$1,391	$399	$1,365	$867	$46	$814
Corporate Investments	—	(305)	—	—	6	6	6
Strategic and other investments (1)	783	1,679	740	43	628	215	1,433

Total equity investment income included in All Other	2,547	2,765	1,139	1,408	1,501	267	2,253
Total equity investment income included in the business segments	140	626	73	67	11	90	513

Total consolidated equity investment income	$2,687	$3,391	$1,212	$1,475	$1,512	$357	$2,766

(1)	Includes the Corporation’s equity investment interest in BlackRock prior to its sale in the second quarter of 2011.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries

Outstanding Loans and Leases

(Dollars in millions)

	June 30 2011	March 31 2011	Increase (Decrease)
Consumer
Residential mortgage (1)	$266,333	$261,934	$4,399
Home equity	130,654	133,629	(2,975)
Discontinued real estate (2)	12,003	12,694	(691)
U.S. credit card	104,659	107,107	(2,448)
Non-U.S. credit card	26,037	27,235	(1,198)
Direct/Indirect consumer (3)	90,258	89,444	814
Other consumer (4)	2,762	2,754	8

Total consumer loans excluding loans measured at fair value	632,706	634,797	(2,091)
Consumer loans measured at fair value (5)	5,194	—	5,194

Total consumer	637,900	634,797	3,103

Commercial
U.S. commercial (6)	190,606	188,449	2,157
Commercial real estate (7)	44,028	47,008	(2,980)
Commercial lease financing	21,391	21,563	(172)
Non-U.S. commercial	42,929	36,921	6,008

Total commercial loans excluding loans measured at fair value	298,954	293,941	5,013
Commercial loans measured at fair value (5)	4,403	3,687	716

Total commercial	303,357	297,628	5,729

Total loans and leases	$941,257	$932,425	$8,832

(1)	Includes non-U.S. residential mortgages of $90 million and $92 million at June 30, 2011 and March 31, 2011.
(2)	Includes $10.7 billion and $11.4 billion of pay option loans, and $1.3 billion and $1.3 billion of subprime loans at June 30, 2011 and March 31, 2011. The Corporation no longer originates these products.
(3)	Includes dealer financial services loans of $42.1 billion and $41.5 billion, consumer lending of $9.9 billion and $11.1 billion, U.S. securities-based lending margin loans of $21.3 billion and $19.7 billion, student loans of $6.3 billion and $6.6 billion, non-U.S. consumer loans of $8.7 billion and $8.5 billion, and other consumer loans of $2.0 billion and $2.1 billion at June 30, 2011 and March 31, 2011.
(4)	Includes consumer finance loans of $1.8 billion and $1.9 billion, other non-U.S. consumer loans of $866 million and $818 million, and consumer overdrafts of $104 million and $69 million at June 30, 2011 and March 31, 2011.
(5)	Certain consumer loans are accounted for under the fair value option and include residential mortgages of $1.2 billion and discontinued real estate of $4.0 billion at June 30, 2011. Certain commercial loans are accounted for under the fair value option and include U.S. commercial loans of $1.6 billion and $1.4 billion, non-U.S. commercial loans of $2.8 billion and $2.3 billion, and commercial real estate loans of $11 million and $68 million at June 30, 2011 and March 31, 2011.
(6)	Includes U.S. small business commercial loans, including card related products, of $13.9 billion and $14.3 billion at June 30, 2011 and March 31, 2011.
(7)	Includes U.S. commercial real estate loans of $41.7 billion and $44.6 billion, and non-U.S. commercial real estate loans of $2.3 billion and $2.4 billion at June 30, 2011 and March 31, 2011.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries

Quarterly Average Loans and Leases by Business Segment

(Dollars in millions)

	Second Quarter 2011
	Total Corporation	Deposits	Global Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Consumer
Residential mortgage	$265,420	$—	$—	$1,167	$263	$101	$36,367	$227,522
Home equity	131,786	—	—	115,250	1,033	—	15,248	255
Discontinued real estate	15,997	—	—	3,548	—	—	—	12,449
U.S. credit card	106,164	—	106,164	—	—	—	—	—
Non-U.S. credit card	27,259	—	27,259	—	—	—	—	—
Direct/Indirect consumer	89,403	52	10,932	94	41,078	561	30,231	6,455
Other consumer	2,745	414	835	—	—	5	17	1,474

Total consumer	638,774	466	145,190	120,059	42,374	667	81,863	248,155

Commercial
U.S. commercial	190,479	157	10,421	1,619	104,829	45,755	18,322	9,376
Commercial real estate	45,762	3	277	5	40,597	908	1,792	2,180
Commercial lease financing	21,284	—	—	—	—	23,042	34	(1,792)
Non-U.S. commercial	42,214	—	900	—	1,546	39,101	189	478

Total commercial	299,739	160	11,598	1,624	146,972	108,806	20,337	10,242

Total loans and leases	$938,513	$626	$156,788	$121,683	$189,346	$109,473	$102,200	$258,397

	First Quarter 2011
	Total Corporation	Deposits	Global Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Consumer
Residential mortgage	$262,049	$—	$—	$—	$283	$99	$35,752	$225,915
Home equity	136,089	—	—	119,123	1,013	—	15,686	267
Discontinued real estate	12,899	—	—	—	—	—	—	12,899
U.S. credit card	109,941	—	109,941	—	—	—	—	—
Non-U.S. credit card	27,633	—	27,633	—	—	—	—	—
Direct/Indirect consumer	90,097	56	12,284	97	42,436	371	28,110	6,743
Other consumer	2,753	383	772	(16)	2	5	18	1,589

Total consumer	641,461	439	150,630	119,204	43,734	475	79,566	247,413

Commercial
U.S. commercial	191,353	198	10,521	1,349	104,703	45,511	19,355	9,716
Commercial real estate	48,359	2	257	5	42,796	934	1,731	2,634
Commercial lease financing	21,634	—	—	—	—	23,478	34	(1,878)
Non-U.S. commercial	36,159	—	1,017	2	1,204	33,306	165	465

Total commercial	297,505	200	11,795	1,356	148,703	103,229	21,285	10,937

Total loans and leases	$938,966	$639	$162,425	$120,560	$192,437	$103,704	$100,851	$258,350

	Second Quarter 2010
	Total Corporation	Deposits	Global Card Services	Consumer Real Estate Services	Global Commercial Banking	Global Banking & Markets	GWIM	All Other
Consumer
Residential mortgage	$247,715	$—	$—	$—	$304	$513	$35,204	$211,694
Home equity	148,219	—	—	129,010	923	—	16,409	1,877
Discontinued real estate	13,972	—	—	—	—	—	—	13,972
U.S. credit card	118,738	—	118,738	—	—	—	—	—
Non-U.S. credit card	27,706	—	27,706	—	—	—	—	—
Direct/Indirect consumer	98,549	69	17,159	101	46,272	82	24,112	10,754
Other consumer	2,958	326	673	(210)	—	7	19	2,143

Total consumer	657,857	395	164,276	128,901	47,499	602	75,744	240,440

Commercial
U.S. commercial	195,144	341	11,562	1,754	104,262	44,952	20,872	11,401
Commercial real estate	64,218	5	193	7	53,721	1,363	2,019	6,910
Commercial lease financing	21,271	—	—	—	1	23,250	30	(2,010)
Non-U.S. commercial	28,564	—	1,045	—	1,120	25,672	146	581

Total commercial	309,197	346	12,800	1,761	159,104	95,237	23,067	16,882

Total loans and leases	$967,054	$741	$177,076	$130,662	$206,603	$95,839	$98,811	$257,322

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries

Commercial Credit Exposure by Industry (1, 2, 3)

(Dollars in millions)

	Commercial Utilized			Total Commercial Committed
	June 30 2011	March 31 2011	Increase (Decrease)	June 30 2011	March 31 2011	Increase (Decrease)
Diversified financials	$51,889	$54,085	$(2,196)	$79,056	$81,676	$(2,620)
Real estate (4)	53,597	56,084	(2,487)	67,093	69,273	(2,180)
Government and public education	42,153	42,292	(139)	58,027	58,174	(147)
Capital goods	23,880	22,151	1,729	46,822	45,833	989
Healthcare equipment and services	28,757	29,227	(470)	45,608	46,124	(516)
Retailing	25,530	24,994	536	45,604	44,506	1,098
Consumer services	23,195	23,261	(66)	37,735	38,441	(706)
Materials	17,696	16,162	1,534	35,831	34,277	1,554
Banks	32,005	29,454	2,551	35,461	32,894	2,567
Commercial services and supplies	20,740	21,013	(273)	31,344	31,139	205
Energy	12,661	10,426	2,235	29,817	27,471	2,346
Food, beverage and tobacco	14,697	14,789	(92)	28,920	28,550	370
Utilities	6,407	7,355	(948)	24,697	26,325	(1,628)
Insurance, including monolines	16,306	16,673	(367)	23,059	23,483	(424)
Individuals and trusts	16,249	16,935	(686)	20,498	21,802	(1,304)
Media	10,730	10,517	213	20,461	19,944	517
Transportation	11,778	11,721	57	18,129	17,894	235
Pharmaceuticals and biotechnology	4,998	4,569	429	12,152	12,063	89
Technology hardware and equipment	4,557	4,270	287	11,005	10,798	207
Religious and social organizations	8,087	8,013	74	10,319	10,384	(65)
Telecommunication services	3,890	3,717	173	10,096	9,527	569
Software and services	3,480	3,358	122	8,995	8,882	113
Consumer durables and apparel	4,329	4,247	82	8,938	8,599	339
Food and staples retailing	3,123	3,824	(701)	6,521	6,940	(419)
Automobiles and components	2,466	2,256	210	6,391	5,905	486
Other	3,521	7,556	(4,035)	7,191	11,122	(3,931)
Total commercial credit exposure by industry	$446,721	$448,949	$(2,228)	$729,770	$732,026	$(2,256)

Net credit default protection purchased on total commitments (5)				$(19,861)	$(19,179)

(1)	Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are reported on a mark-to-market basis and have been reduced by the amount of cash collateral applied of $58.8 billion and $57.7 billion at June 30, 2011 and March 31, 2011. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $14.0 billion and $14.9 billion which consists primarily of other marketable securities at June 30, 2011 and March 31, 2011.
(2)	Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value and are comprised of loans outstanding of $4.0 billion and $3.7 billion and issued letters of credit at notional value of $1.2 billion and $1.4 billion at June 30, 2011 and March 31, 2011. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $26.8 billion and $27.0 billion at June 30, 2011 and March 31, 2011.
(3)	Includes U.S. small business commercial exposure.
(4)	Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flows and primary source of repayment as key factors.
(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries

Net Credit Default Protection by Maturity Profile (1)

	June 30 2011		March 31 2011
Less than or equal to one year	14	%	13	%
Greater than one year and less than or equal to five years	80		78
Greater than five years	6		9
Total net credit default protection	100	%	100	%
(1)	To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1, 2)

(Dollars in millions)

	June 30, 2011			March 31, 2011
Ratings (3)	Net Notional	Percent		Net Notional	Percent
AA	$(313)	1.6	%	$(223)	1.2	%
A	(7,016)	35.3		(6,967)	36.3
BBB	(7,542)	38.0		(7,105)	37.0
BB	(1,659)	8.4		(1,871)	9.8
B	(1,381)	7.0		(1,231)	6.4
CCC and below	(756)	3.8		(756)	3.9
NR (4)	(1,194)	5.9		(1,026)	5.4
Total net credit default protection	$(19,861)	100.0	%	$(19,179)	100.0	%
(1)	To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.
(2)	Ratings are refreshed on a quarterly basis.
(3)	The Corporation considers ratings of BBB- or higher to meet the definition of investment grade.
(4)	In addition to names which have not been rated, “NR” includes $(1.1) billion and $(921) million in net credit default swap index positions at June 30, 2011 and March 31, 2011. While index positions are principally investment grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries

Selected Emerging Markets (1)

(Dollars in millions)

	Loans and Leases, and Loan Commitments	Other Financing (2)	Derivative Assets (3)	Securities / Other Investments (4)	Total Cross–border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Emerging Markets Exposure at June 30, 2011	Increase (Decrease) from March 31, 2011
Region/Country
Asia Pacific
China (7)	$2,534	$425	$990	$21,494	$25,443	$99	$25,542	$(612)
India	4,154	1,485	551	2,381	8,571	516	9,087	271
South Korea	873	1,255	401	2,105	4,634	1,774	6,408	(856)
Taiwan	472	78	74	603	1,227	1,519	2,746	400
Singapore	616	43	428	1,488	2,575	—	2,575	80
Hong Kong	518	396	178	1,056	2,148	287	2,435	389
Thailand	20	15	32	878	945	—	945	313
Malaysia	85	10	132	476	703	2	705	366
Indonesia	148	15	5	519	687	7	694	166
Other Asia Pacific (8)	226	92	53	381	752	—	752	246
Total Asia Pacific	9,646	3,814	2,844	31,381	47,685	4,204	51,889	763
Latin America
Brazil	1,254	375	407	3,213	5,249	1,848	7,097	(658)
Mexico	2,029	475	257	3,032	5,793	—	5,793	2,496
Chile	1,069	58	336	27	1,490	41	1,531	19
Peru	373	114	20	92	599	—	599	107
Other Latin America (8)	263	346	39	334	982	152	1,134	(136)
Total Latin America	4,988	1,368	1,059	6,698	14,113	2,041	16,154	1,828
Middle East and Africa
United Arab Emirates	1,088	30	126	85	1,329	—	1,329	203
Bahrain	79	1	4	1,001	1,085	2	1,087	1
South Africa	361	22	88	48	519	—	519	109
Other Middle East and Africa (8)	513	103	93	209	918	28	946	20
Total Middle East and Africa	2,041	156	311	1,343	3,851	30	3,881	333
Central and Eastern Europe
Russian Federation	819	117	12	187	1,135	11	1,146	644
Turkey	321	45	6	217	589	96	685	(53)
Other Central and Eastern Europe (8)	116	84	221	492	913	—	913	(578)
Total Central and Eastern Europe	1,256	246	239	896	2,637	107	2,744	13
Total emerging market exposure	$17,931	$5,584	$4,453	$40,318	$68,286	$6,382	$74,668	$2,937
(1)	There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe. At June 30, 2011 and March 31, 2011, there was $474 million and $368 million in emerging market exposure accounted for under the fair value option.
(2)	Includes acceptances, due froms, standby letters of credit, commercial letters of credit and formal guarantees.
(3)	Derivative assets are carried at fair value and have been reduced by the amount of cash collateral applied of $1.1 billion and $881 million at June 30, 2011 and March 31, 2011. At June 30, 2011 and March 31, 2011, there were $226 million and $306 million of other marketable securities collateralizing derivative assets.
(4)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with Federal Financial Institutions Examination Council (FFIEC) reporting requirements. Cross-border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.
(5)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting requirements.
(6)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked, regardless of the currency in which the claim is denominated. Local funding or liabilities are subtracted from local exposures consistent with FFIEC reporting requirements. Total amount of available local liabilities funding local country exposure at June 30, 2011 was $21.4 billion compared to $18.4 billion at March 31, 2011. Local liabilities at June 30, 2011 in Asia Pacific, Latin America, and Middle East and Africa were $19.2 billion, $1.6 billion and $579 million, respectively, of which $8.8 billion was in Singapore, $2.6 billion in Hong Kong, $2.4 billion in China, $2.1 billion in India, $1.5 billion in Mexico, $1.0 billion in Korea, $949 million in Indonesia and $579 million in South Africa. There were no other countries with available local liabilities funding local country exposure greater than $500 million.
(7)	Securities/Other Investments includes an investment of $19.6 billion in China Construction Bank.
(8)	No country included in Other Asia Pacific, Other Latin America, Other Middle East and Africa, or Other Central and Eastern Europe had total non-U.S. exposure of more than $500 million.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries

Selected European Countries

(Dollars in millions)

	Loans and Leases, and Loan Commitments	Other Financing (1)	Derivative Assets (2)	Securities/ Other Investments (3)	Total Cross–border Exposure (4)	Local Country Exposure Net of Local Liabilities (5)	Total Non-U.S. Exposure at June 30, 2011	Credit Default Protection (6)
Greece
Sovereign	$—	$—	$—	$17	$17	$—	$17	$(7)
Non-sovereign	399	5	52	47	503	—	503	—
Total Greece	$399	$5	$52	$64	$520	$—	$520	$(7)
Ireland
Sovereign	$1	$—	$10	$25	$36	$—	$36	$—
Non-sovereign	1,625	570	304	298	2,797	—	2,797	(41)
Total Ireland	$1,626	$570	$314	$323	$2,833	$—	$2,833	$(41)
Italy
Sovereign	$28	$—	$1,320	$16	$1,364	$9	$1,373	$(1,361)
Non-sovereign	1,165	18	655	1,233	3,071	2,450	5,521	(252)
Total Italy	$1,193	$18	$1,975	$1,249	$4,435	$2,459	$6,894	$(1,613)
Portugal
Sovereign	$—	$—	$32	$—	$32	$—	$32	$(30)
Non-sovereign	280	22	6	80	388	—	388	—
Total Portugal	$280	$22	$38	$80	$420	$—	$420	$(30)
Spain
Sovereign	$27	$—	$39	$5	$71	$52	$123	$(64)
Non-sovereign	911	102	241	2,199	3,453	2,490	5,943	(14)
Total Spain	$938	$102	$280	$2,204	$3,524	$2,542	$6,066	$(78)
Total
Sovereign	$56	$—	$1,401	$63	$1,520	$61	$1,581	$(1,462)
Non-sovereign	4,380	717	1,258	3,857	10,212	4,940	15,152	(307)
Total selected European exposure	$4,436	$717	$2,659	$3,920	$11,732	$5,001	$16,733	$(1,769)
(1)	Includes acceptances, due froms, standby letters of credit, commercial letters of credit and formal guarantees.
(2)	Derivative assets are carried at fair value and have been reduced by the amount of cash collateral applied of $3.1 billion at June 30, 2011. At June 30, 2011, there was $77 million of other marketable securities collateralizing derivative assets.
(3)	Generally, cross-border resale agreements are presented based on the domicile of the counterparty, consistent with FFIEC reporting requirements. Cross-border resale agreements where the underlying securities are U.S. Treasury securities, in which case the domicile is the U.S., are excluded from this presentation.
(4)	Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting requirements.
(5)	Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked regardless of the currency in which the claim is denominated. Local funding or liabilities of $957 million are subtracted from local exposures consistent with FFIEC reporting requirements. Of the $957 million applied for exposure reduction, $389 million was in Italy, $362 million in Ireland, $158 million in Spain and $48 million in Greece.
(6)	Represents net notional credit default protection purchased to hedge counterparty risk.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries

Nonperforming Loans, Leases and Foreclosed Properties

(Dollars in millions)

	June 30 2011	March 31 2011	December 31 2010	September 30 2010	June 30 2010
Residential mortgage	$16,726	$17,466	$17,691	$18,291	$18,283
Home equity	2,345	2,559	2,694	2,702	2,951
Discontinued real estate	324	327	331	297	293
Direct/Indirect consumer	58	68	90	83	85
Other consumer	25	36	48	56	72

Total consumer	19,478	20,456	20,854	21,429	21,684

U.S. commercial (1)	2,767	3,056	3,453	3,894	4,217
Commercial real estate	5,051	5,695	5,829	6,376	6,704
Commercial lease financing	23	53	117	123	140
Non-U.S. commercial	108	155	233	272	130

	7,949	8,959	9,632	10,665	11,191
U.S. small business commercial	156	172	204	202	222

Total commercial	8,105	9,131	9,836	10,867	11,413

Total nonperforming loans and leases	27,583	29,587	30,690	32,296	33,097
Foreclosed properties	2,475	2,056	1,974	2,260	2,501

Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$30,058	$31,643	$32,664	$34,556	$35,598

Fully insured home loans past due 90 days or more and still accruing	$20,047	$19,754	$16,768	$16,427	$15,338
Other loans past due 90 days or more and still accruing	4,243	5,129	5,611	5,781	6,448

Total loans past due 90 days or more and still accruing (3, 5)	$24,290	$24,883	$22,379	$22,208	$21,786

Nonperforming loans, leases and foreclosed properties/Total assets (6)	1.33%	1.39%	1.44%	1.48%	1.51%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (6)	3.24	3.58	3.94	4.25	4.37
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	3.22	3.40	3.48	3.71	3.73
Nonperforming loans and leases/Total loans and leases (6)	2.96	3.19	3.27	3.47	3.48

Allowance for credit losses:
Allowance for loan and lease losses (7)	$37,312	$39,843	$41,885	$43,581	$45,255
Reserve for unfunded lending commitments	897	961	1,188	1,294	1,413

Total allowance for credit losses	$38,209	$40,804	$43,073	$44,875	$46,668

Allowance for loan and lease losses/Total loans and leases (6)	4.00%	4.29%	4.47%	4.69%	4.75%
Allowance for loan and lease losses/Total nonperforming loans and leases (8)	135	135	136	135	137
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases	105	108	116	118	121

Commercial utilized reservable criticized exposure (9)	$35,110	$39,435	$42,621	$47,698	$50,319
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (9)	9.73%	10.94%	11.80%	13.06%	13.48%
Total commercial utilized criticized exposure/Commercial utilized exposure (9)	10.80	11.73	12.43	13.61	14.26

(1)	Excludes U.S. small business commercial loans.
(2)	Balances do not include past due consumer credit card, business card loans, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration, individually insured long-term credit protection agreements and in general, consumer loans not secured by real estate.
(3)	Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were written down to fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	June 30 2011	March 31 2011	December 31 2010	September 30 2010	June 30 2010
Nonperforming loans held-for-sale	$2,119	$2,421	$2,540	$3,654	$4,044
Nonperforming loans accounted for under the fair value option	2,389	15	30	15	15
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	465	456	426	378	403
(5)	Balances do not include loans held-for-sale past due 90 days or more and still accruing of $19 million, $48 million, $60 million, $79 million and $158 million at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively. At June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010 there were no loans accounted for under the fair value option past due 90 days or more and still accruing interest.
(6)	Total assets and total loans and leases do not include loans accounted for under the fair value option of $9.6 billion, $3.7 billion, $3.3 billion, $3.7 billion and $3.9 billion at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.
(7)	Balances include the allowance for loan and lease losses on purchased credit-impaired loans of $8.4 billion, $8.0 billion, $6.4 billion, $5.6 billion and $5.3 billion at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.
(8)	Allowance for loan and lease losses includes $19.9 billion, $22.1 billion, $22.9 billion, $23.7 billion and $24.3 billion allocated to products (primarily Global Card Services portfolios and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 63 percent, 60 percent, 62 percent, 62 percent and 63 percent at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively.
(9)	Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Loans are classified as U.S. or non-U.S. based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries

Nonperforming Loans, Leases and Foreclosed Properties Activity (1)

(Dollars in millions)

	Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010
Nonperforming Consumer Loans:
Balance, beginning of period	$20,456	$20,854	$21,429	$21,684	$21,557
Additions to nonperforming loans:
New nonaccrual loans	4,044	4,127	4,568	4,551	5,409
Reductions in nonperforming loans:
Paydowns and payoffs	(1,003)	(779)	(739)	(917)	(528)
Returns to performing status (2)	(1,311)	(1,340)	(1,841)	(1,469)	(1,816)
Charge-offs (3)	(2,300)	(2,020)	(2,261)	(1,987)	(2,607)
Transfers to foreclosed properties	(408)	(386)	(302)	(433)	(331)

Total net additions (reductions) to nonperforming loans	(978)	(398)	(575)	(255)	127

Total nonperforming consumer loans, end of period	19,478	20,456	20,854	21,429	21,684
Foreclosed properties	1,797	1,331	1,249	1,485	1,744

Total nonperforming consumer loans and foreclosed properties, end of period	$21,275	$21,787	$22,103	$22,914	$23,428

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$9,131	$9,836	$10,867	$11,413	$12,060
Additions to nonperforming loans and leases:
New nonaccrual loans and leases	1,042	1,299	1,820	1,852	2,256
Advances	52	67	102	83	62
Reductions in nonperforming loans and leases:
Paydowns and payoffs	(1,023)	(764)	(1,113)	(906)	(1,148)
Sales	(141)	(247)	(228)	(187)	(256)
Return to performing status (5)	(362)	(320)	(465)	(415)	(404)
Charge-offs (6)	(291)	(488)	(767)	(628)	(870)
Transfers to foreclosed properties	(241)	(200)	(304)	(217)	(205)
Transfers to loans held-for-sale	(62)	(52)	(76)	(128)	(82)

Total net reductions in nonperforming loans and leases	(1,026)	(705)	(1,031)	(546)	(647)

Total nonperforming commercial loans and leases, end of period	8,105	9,131	9,836	10,867	11,413
Foreclosed properties	678	725	725	775	757

Total nonperforming commercial loans, leases and foreclosed properties, end of period	$8,783	$9,856	$10,561	$11,642	$12,170

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 39.
(2)	Consumer loans may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructure and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)	Our policy is not to classify consumer credit card and consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and therefore are excluded from this table.
(4)	Includes U.S. small business commercial activity.
(5)	Commercial loans and leases may be restored to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.
(6)	Business card loans are not classified as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly are excluded from this table.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries

Quarterly Net Charge-offs and Net Charge-off Ratios (1)

(Dollars in millions)

	Second Quarter 2011		First Quarter 2011		Fourth Quarter 2010		Third Quarter 2010		Second Quarter 2010
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$1,104	1.67%	$905	1.40%	$970	1.51%	$660	1.10%	$971	1.57%
Home equity	1,263	3.84	1,179	3.51	1,271	3.61	1,372	3.80	1,741	4.71
Discontinued real estate	26	0.84	20	0.61	11	0.35	17	0.48	19	0.54
U.S. credit card	1,931	7.29	2,274	8.39	2,572	9.05	2,975	10.24	3,517	11.88
Non-U.S. credit card	429	6.31	402	5.91	339	4.90	295	4.32	942	13.64
Direct/Indirect consumer	366	1.64	525	2.36	641	2.78	707	2.93	879	3.58
Other consumer	43	6.44	40	5.93	50	6.96	80	10.68	73	10.01

Total consumer	5,162	3.27	5,345	3.38	5,854	3.62	6,106	3.81	8,142	4.96

U.S. commercial (2)	60	0.14	(21)	(0.05)	210	0.47	206	0.47	179	0.41
Commercial real estate	163	1.43	288	2.42	347	2.67	410	2.93	645	4.03
Commercial lease financing	(8)	(0.15)	1	0.02	20	0.38	19	0.34	(3)	(0.06)
Non-U.S. commercial	13	0.13	103	1.22	8	0.10	12	0.17	66	0.98

	228	0.32	371	0.54	585	0.83	647	0.91	887	1.23
U.S. small business commercial	275	7.78	312	8.68	344	9.13	444	11.38	528	12.94

Total commercial	503	0.68	683	0.94	929	1.25	1,091	1.46	1,415	1.86

Total net charge-offs	$5,665	2.44	$6,028	2.61	$6,783	2.87	$7,197	3.07	$9,557	3.98

By Business Segment
Deposits	$36	23.58%	$34	21.34%	$40	25.64%	$70	39.43%	$66	35.64%
Global Card Services	2,879	7.37	3,342	8.34	3,693	8.79	4,230	9.83	5,672	12.85
Consumer Real Estate Services	1,213	4.16	1,114	3.75	1,183	3.76	1,323	4.11	1,664	5.11
Global Commercial Banking	321	0.68	514	1.08	639	1.30	730	1.45	960	1.86
Global Banking & Markets	(9)	(0.03)	(3)	(0.01)	25	0.10	52	0.22	87	0.38
Global Wealth & Investment Management	129	0.50	88	0.36	131	0.52	112	0.45	115	0.47
All Other	1,096	1.70	939	1.47	1,072	1.69	680	1.13	993	1.55

Total net charge-offs	$5,665	2.44	$6,028	2.61	$6,783	2.87	$7,197	3.07	$9,557	3.98

(1)	Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)	Excludes U.S. small business commercial loans.

Loans are classified as U.S. or non-U.S. based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Bank of America Corporation and Subsidiaries

Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)

(Dollars in millions)

	Six Months Ended June 30
	2011		2010
Net Charge-offs	Amount	Percent	Amount	Percent
Residential mortgage	$2,009	1.54%	$2,040	1.67%
Home equity	2,442	3.68	4,138	5.55
Discontinued real estate	46	0.73	40	0.57
U.S. credit card	4,205	7.85	7,480	12.36
Non-U.S. credit card	831	6.11	1,573	11.02
Direct/Indirect consumer	891	2.00	1,988	4.02
Other consumer	83	6.19	131	8.90

Total consumer	10,507	3.32	17,390	5.28

U.S. commercial (2)	39	0.05	465	0.52
Commercial real estate	451	1.93	1,260	3.83
Commercial lease financing	(7)	(0.06)	18	0.17
Non-U.S. commercial	116	0.64	91	0.68

	599	0.43	1,834	1.26
U.S. small business commercial	587	8.24	1,130	13.59

Total commercial	1,186	0.81	2,964	1.92

Total net charge-offs	$11,693	2.53	$20,354	4.21

By Business Segment
Deposits	$70	22.45%	$109	41.53%
Global Card Services	6,221	7.86	11,682	12.88
Consumer Real Estate Services	2,327	3.95	3,981	6.07
Global Commercial Banking	835	0.88	2,037	1.95
Global Banking & Markets	(12)	(0.02)	230	0.50
Global Wealth & Investment Management	217	0.43	234	0.48
All Other	2,035	1.59	2,081	1.64

Total net charge-offs	$11,693	2.53	$20,354	4.21

(1)	Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
(2)	Excludes U.S. small business commercial loans.

Loans are classified as U.S. or non-U.S. based upon the domicile of the borrower.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Bank of America Corporation and Subsidiaries

Allocation of the Allowance for Credit Losses by Product Type

(Dollars in millions)

	June 30, 2011			March 31, 2011			June 30, 2010
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)
Residential mortgage	$5,845	15.66%	2.19%	$5,369	13.48%	2.05%	$5,086	11.24%	2.07%
Home equity	13,111	35.14	10.03	12,857	32.27	9.62	12,840	28.37	8.78
Discontinued real estate	1,997	5.35	16.64	1,871	4.69	14.74	912	2.02	6.62
U.S. credit card	7,540	20.21	7.20	9,100	22.84	8.50	12,384	27.36	10.61
Non-U.S.credit card	1,771	4.75	6.80	2,069	5.19	7.60	2,197	4.85	8.32
Direct/Indirect consumer	1,475	3.95	1.63	1,939	4.87	2.17	2,929	6.47	2.98
Other consumer	145	0.39	5.25	163	0.41	5.92	182	0.41	6.08

Total consumer	31,884	85.45	5.04	33,368	83.75	5.26	36,530	80.72	5.62

U.S. commercial (2)	2,792	7.48	1.46	3,156	7.92	1.67	4,495	9.93	2.35
Commercial real estate	2,314	6.20	5.26	2,904	7.29	6.18	3,593	7.94	5.83
Commercial lease financing	99	0.27	0.46	124	0.31	0.57	269	0.60	1.26
Non-U.S.commercial	223	0.60	0.52	291	0.73	0.79	368	0.81	1.32

Total commercial (3)	5,428	14.55	1.82	6,475	16.25	2.20	8,725	19.28	2.89

Allowance for loan and lease losses	37,312	100.00%	4.00	39,843	100.00%	4.29	45,255	100.00%	4.75

Reserve for unfunded lending commitments	897			961			1,413

Allowance for credit losses (4)	$38,209			$40,804			$46,668

(1)	Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option for each loan and lease category. Loans accounted for under the fair value option include residental mortgage loans of $1.2 billion and discontinued real estate loans of $4.0 billion at June 30, 2011. They also include U.S. commercial loans of $1.6 billion, $1.4 billion and $2.1 billion, non-U.S. commercial loans of $2.8 billion, $2.3 billion and $1.7 billion, and commercial real estate loans of $11 million, $68 million and $114 million at June 30, 2011, March 31, 2011 and June 30, 2010, respectively.
(2)	Includes allowance for U.S. small business commercial loans of $1.0 billion, $1.3 billion and $2.0 billion at June 30, 2011, March 31, 2011 and June 30, 2010, respectively.
(3)	Includes allowance for loan and lease losses for impaired commercial loans of $778 million, $996 million and $1.4 billion at June 30, 2011, March 31, 2011 and June 30, 2010, respectively.
(4)	Includes $8.4 billion, $8.0 billion and $5.3 billion of allowance for credit losses related to purchased credit-impaired loans at June 30, 2011, March 31, 2011 and June 30, 2010, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries

Reconciliations to GAAP Financial Measures

(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield evaluates the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP measure. Return on average tangible common shareholders’ equity measures the Corporation’s earnings contribution as a percentage of common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible common equity ratio represents common shareholders’ equity plus any Common Equivalent Securities less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents total shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity (i.e., capital). In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

In certain presentations, earnings and diluted earnings per common share, the efficiency ratio, return on average assets, return on common shareholders’ equity, return on average tangible common shareholders’ equity and return on average tangible shareholders’ equity are calculated excluding the impact of goodwill impairment charges of $2.6 billion recorded in the second quarter of 2011, and $2.0 billion and $10.4 billion recorded in the fourth and third quarters of 2010. Accordingly, these are non-GAAP measures.

See the tables below and on page 45 for reconciliations of these non-GAAP measures with financial measures defined by GAAP for the three months ended June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010 and the six months ended June 30, 2011 and 2010. The Corporation believes the use of these non-GAAP measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	Six Months Ended June 30		Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010
	2011	2010

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis

Net interest income	$23,425	$26,649	$11,246	$12,179	$12,439	$12,435	$12,900
Fully taxable-equivalent adjustment	465	618	247	218	270	282	297

Net interest income on a fully taxable-equivalent basis	$23,890	$27,267	$11,493	$12,397	$12,709	$12,717	$13,197

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis

Total revenue, net of interest expense	$40,113	$61,122	$13,236	$26,877	$22,398	$26,700	$29,153
Fully taxable-equivalent adjustment	465	618	247	218	270	282	297

Total revenue, net of interest expense on a fully taxable-equivalent basis	$40,578	$61,740	$13,483	$27,095	$22,668	$26,982	$29,450

Reconciliation of total noninterest expense to total noninterest expense, excluding goodwill impairment charges

Total noninterest expense	$43,139	$35,028	$22,856	$20,283	$20,864	$27,216	$17,253
Goodwill impairment charges	(2,603)	—	(2,603)	—	(2,000)	(10,400)	—

Total noninterest expense, excluding goodwill impairment charges	$40,536	$35,028	$20,253	$20,283	$18,864	$16,816	$17,253

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis

Income tax expense (benefit)	$(3,318)	$1,879	$(4,049)	$731	$(2,351)	$1,387	$672
Fully taxable-equivalent adjustment	465	618	247	218	270	282	297

Income tax expense (benefit) on a fully taxable-equivalent basis	$(2,853)	$2,497	$(3,802)	$949	$(2,081)	$1,669	$969

Reconciliation of net income (loss) to net income (loss), excluding goodwill impairment charges

Net income (loss)	$(6,777)	$6,305	$(8,826)	$2,049	$(1,244)	$(7,299)	$3,123
Goodwill impairment charges	2,603	—	2,603	—	2,000	10,400	—

Net income (loss), excluding goodwill impairment charges	$(4,174)	$6,305	$(6,223)	$2,049	$756	$3,101	$3,123

Reconciliation of net income (loss) applicable to common shareholders to net income (loss) applicable to common shareholders, excluding goodwill impairment charges

Net income (loss) applicable to common shareholders	$(7,388)	$5,617	$(9,127)	$1,739	$(1,565)	$(7,647)	$2,783
Goodwill impairment charges	2,603	—	2,603	—	2,000	10,400	—

Net income (loss) applicable to common shareholders, excluding goodwill impairment charges	$(4,785)	$5,617	$(6,524)	$1,739	$435	$2,753	$2,783

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Exhibit A: Non-GAAP Reconciliations - continued

Bank of America Corporation and Subsidiaries

Reconciliations to GAAP Financial Measures

(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2011	First Quarter 2011	Fourth Quarter 2010	Third Quarter 2010	Second Quarter 2010
	2011	2010

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity

Common shareholders’ equity	$216,367	$207,975	$218,505	$214,206	$218,728	$215,911	$215,468
Common Equivalent Securities	—	5,848	—	—	—	—	—
Goodwill	(73,834)	(86,225)	(73,748)	(73,922)	(75,584)	(82,484)	(86,099)
Intangible assets (excluding mortgage servicing rights)	(9,580)	(11,559)	(9,394)	(9,769)	(10,211)	(10,629)	(11,216)
Related deferred tax liabilities	2,983	3,446	2,932	3,035	3,121	3,214	3,395

Tangible common shareholders’ equity	$135,936	$119,485	$138,295	$133,550	$136,054	$126,012	$121,548

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Shareholders’ equity	$232,930	$231,695	$235,067	$230,769	$235,525	$233,978	$233,461
Goodwill	(73,834)	(86,225)	(73,748)	(73,922)	(75,584)	(82,484)	(86,099)
Intangible assets (excluding mortgage servicing rights)	(9,580)	(11,559)	(9,394)	(9,769)	(10,211)	(10,629)	(11,216)
Related deferred tax liabilities	2,983	3,446	2,932	3,035	3,121	3,214	3,395

Tangible shareholders’ equity	$152,499	$137,357	$154,857	$150,113	$152,851	$144,079	$139,541

Reconciliation of period end common shareholders’ equity to period end tangible common shareholders’ equity

Common shareholders’ equity	$205,614	$215,181	$205,614	$214,314	$211,686	$212,391	$215,181
Goodwill	(71,074)	(85,801)	(71,074)	(73,869)	(73,861)	(75,602)	(85,801)
Intangible assets (excluding mortgage servicing rights)	(9,176)	(10,796)	(9,176)	(9,560)	(9,923)	(10,402)	(10,796)
Related deferred tax liabilities	2,853	3,215	2,853	2,933	3,036	3,123	3,215

Tangible common shareholders’ equity	$128,217	$121,799	$128,217	$133,818	$130,938	$129,510	$121,799

Reconciliation of period end shareholders’ equity to period end tangible shareholders’ equity

Shareholders’ equity	$222,176	$233,174	$222,176	$230,876	$228,248	$230,495	$233,174
Goodwill	(71,074)	(85,801)	(71,074)	(73,869)	(73,861)	(75,602)	(85,801)
Intangible assets (excluding mortgage servicing rights)	(9,176)	(10,796)	(9,176)	(9,560)	(9,923)	(10,402)	(10,796)
Related deferred tax liabilities	2,853	3,215	2,853	2,933	3,036	3,123	3,215

Tangible shareholders’ equity	$144,779	$139,792	$144,779	$150,380	$147,500	$147,614	$139,792

Reconciliation of period end assets to period end tangible assets

Assets	$2,261,319	$2,368,384	$2,261,319	$2,274,532	$2,264,909	$2,339,660	$2,368,384
Goodwill	(71,074)	(85,801)	(71,074)	(73,869)	(73,861)	(75,602)	(85,801)
Intangible assets (excluding mortgage servicing rights)	(9,176)	(10,796)	(9,176)	(9,560)	(9,923)	(10,402)	(10,796)
Related deferred tax liabilities	2,853	3,215	2,853	2,933	3,036	3,123	3,215

Tangible assets	$2,183,922	$2,275,002	$2,183,922	$2,194,036	$2,184,161	$2,256,779	$2,275,002

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45

Appendix: Selected Slides from the

Second Quarter 2011 Earnings Release Presentation

This information is preliminary and based on company data available at the time of the presentation.	46

2Q11 Highlights

2Q11 reported net loss of $8.8B ($0.90 EPS) reflects $20.7B pre-tax mortgage related charges and $2.5B net pre-tax gains from other selected items

Excluding mortgage and selected items, net income was $3.7B or $0.33 EPS 1

Took important steps to address a substantial portion of our mortgage-related matters

Customer-focused strategy generating strong results

Credit quality continues to improve

Liquidity increasing

Deposits growing

Loans reflect growth in our corporate lending portfolio and a $6.6B reduction in loan run-off

Capital ratios remain solid; Basel III preparation continues

Strong credit reserve coverage

Efficiency initiative has begun

1 Represents a non-GAAP financial measure. Refer to Press Release for list of all adjusting items.

Deposits

Inc/(Dec)

$ in millions 2Q11 1Q11 2Q10

Net interest income 1 $2,281 $76 $137

Noninterest income 1,020 36 (531)

Total revenue 3,301 112 (394)

Provision for credit losses 31 (2) (30)

Noninterest expense 2,599 7 27

Income tax expense 1 241 32 (147)

Net income $430 $75 ($244)

Key Indicators ($ in billions) 2Q11 1Q11 2Q10

Average deposits $426.7 $418.3 $418.5

Client brokerage assets $69.0 $66.7 $51.1

Cost per $ deposit 2.44% 2.60% 2.46%

Rates paid on deposits 0.29% 0.32% 0.45%

Return on average economic capital 30.4% 25.4% 43.5%

Commentary

Net income of $430MM in 2Q11 increased $75MM from 1Q11

2% deposit growth from 1Q11 due to seasonal tax refunds and prolonged low interest rate environment

Rates paid on deposits decreased 3bps from 1Q11 to 29bps

Improvement in checking account closures and new accounts reflects continued focus on quality relationships and retention

Second consecutive quarter of positive net new accounts

Cost per $ deposit improved 16bps to 2.44% from 1Q11 highlighting our efficiency and competitive edge in maintaining a low cost distribution channel

Customer Solutions pilot trending above expectations

Nationwide roll out is expected to begin in early 2012

Merrill Edge® continues to grow as brokerage assets increased 3% from 1Q11

1 Fully taxable-equivalent basis.

Global Wealth & Investment Management

Inc/(Dec)

$ in millions 2Q11 1Q11 2Q10

Net interest income 1 $1,571 $2 $128

Noninterest income 2,919 (4) 173

Total revenue 4,490 (2) 301

Provision for credit losses 72 26 (50)

Noninterest expense 3,631 32 362

Income tax expense 1 281 (33) (188)

Net income $506 ($27) $177

Key Indicators ($ in billions) 2Q11 1Q11 2Q10

Total client balances $2,201.9 $2,226.7 $2,047.0

Average loans and leases $102.2 $100.9 $98.8

Average deposits $255.2 $258.5 $226.3

Liquidity AUM flows ($3.8) ($6.7) ($9.8)

Long-term AUM flows $4.5 $14.2 $1.4

Financial advisors (in thousands) 16.2 15.7 15.3

Pre-tax margin 17.5% 18.9% 19.1%

Return on average economic capital 30.0% 30.4% 19.1%

Commentary

Net income of $506MM was down $27MM from 1Q11 on higher expenses from increased investment in advisors and higher credit costs

Revenue nearly flat to 1Q11 record levels

Record Asset Management fees driven by market and long-term AUM flows

Lower brokerage revenue reflecting lower market activity

Client balances fell by 1% driven by lower market valuations and seasonal outflow in deposits and brokerage offset by AUM inflows

Average loans up $1.3B from 1Q11, the 5th consecutive quarter of loan growth

Provision expense increased from decline in residential mortgage valuations

8th consecutive quarter of increased client facing associates driven by the addition of more than 500 financial advisors in 2Q11

1 Fully taxable-equivalent basis.

Global Commercial Banking

Inc/(Dec)

$ in millions 2Q11 1Q11 2Q10

Net interest income 1 $1,827 ($23) ($270)

Noninterest income 983 182 197

Total revenue 2,810 159 (73)

Provision for credit losses (417) (496) (1,040)

Noninterest expense 1,068 (38) 94

Income tax expense 1 778 235 307

Net income $1,381 $458 $566

Key Indicators ($ in billions) 2Q11 1Q11 2Q10

Average loans and leases $189.3 $192.4 $206.6

Nonperforming loans, leases and

foreclosed properties $7.4 $8.3 $10.0

Average deposits $166.5 $160.2 $145.5

Credit revenue $1.6 $1.5 $1.6

Treasury revenue $1.2 $1.2 $1.2

Return on average economic capital 27.9% 18.0% 14.1%

Commentary

Net income of $1.4B improved $458MM from 1Q11 driven by improved credit costs and higher revenue Average deposits grew $6.3B as customers remain highly liquid Average loans declined $3.1B from 1Q11

Commercial Real Estate declined $2.2B

Commercial and Industrial increased $467MM driven by Middle Market Middle market revolver utilization rates declined slightly from 35.3% to 34.5% Asset quality improved

Net charge-offs declined $193MM from 1Q11 to $321MM, primarily in Commercial Real Estate

Nonperforming loans, leases and foreclosed properties declined from $8.3B in 1Q11 to $7.4B in 2Q11

1 Fully taxable-equivalent basis.

Global Banking and Markets

IInc/(Dec) $ in millions 2Q11 1Q11 2Q10

Net interest income 1 $1,791 ($246) ($211) Noninterest income 5,005 (844) 1,103 Total revenue 6,796 (1,090) 892 Provision for credit losses (82) 120 51 Noninterest expense 4,713 (9) (22) Income tax expense 1 607 (625) 203 Net income $1,558 ($576) $660

Key Indicators ($ in billions) 2Q11 1Q11 2Q10

Average loans and leases $109.5 $103.7 $95.8 Average deposits $118.1 $112.0 $112.6 Average trading-related assets $460.2 $458.4 $522.3 Sales and trading revenue $3.8 $4.9 $3.1 Investment banking fees $1.6 $1.5 $1.3 Corporate banking revenue $1.4 $1.5 $1.5 Percent of profitable trading days 97% 100% 81% Return on average economic capital 23.4% 28.0% 9.1% $460.2

1 Fully taxable-equivalent basis.

Commentary

Net income of $1.6B fell seasonally $576MM from 1Q11 on lower sales and trading results partially offset by higher investment banking fees

Sales and trading revenue of $3.8B declined $1.1B from 1Q11 but increased $666MM from 2Q10

– Results include DVA gains of $121MM in 2Q11 compared to losses of $357MM in 1Q11 and gains of $77MM in 2Q10

– As market uncertainty increased towards the end of the quarter due to European debt crisis and global economic concerns, we reduced risk

– Sales and trading RWA declined $37B as we reduced legacy assets, exited proprietary trading and continued to optimize the balance sheet

Investment banking fees excluding self-led were a record high since the Merrill Lynch acquisition

Average loan and lease balances increased $5.8B from 1Q11, primarily from international growth in commercial loans and trade finance in the Corporate Bank

Consumer Real Estate Services (CRES)

2Q11

Less Mortgage- Adjusted 2Q11

2Q11 reported related and Other CRES Less

$ in millions results Selected Selected Items 1

Adjustments

Total revenue, net of interest expense 2 ($11,315) ($14,786) $3,471

Provision for credit losses 1,507 - 1,507

Noninterest expense 8,647 5,219 3,428

Income tax benefit 2 (6,949) (6,439) (510)

Net loss ($14,520) ($13,566) ($954)

1Q11

Less Mortgage- Adjusted 1Q11

1Q11 reported related and Other CRES Less

$ in millions results Selected Selected Items 1

Adjustments

Total revenue, net of interest expense 2 $2,063 ($1,541) $3,604

Provision for credit losses 1,098 - 1,098

Noninterest expense 4,801 1,659 3,142

Income tax benefit 2 (1,421) (1,184) (237)

Net loss ($2,415) ($2,016) ($399)

Selected CRES related items ($ in millions) 3 2Q11 1Q11

Representation and warranties provision ($14,037) ($1,013)

MSR write-down 4 (1,501) (528)

Balboa sale gain, net of fees 752 -

Goodwill impairment charge (2,603) -

Litigation expense (1,900) (785)

Assessments and waivers costs (716) (874)

Key Indicators ($ in billions) 2Q11 1Q11

Average loans and leases $121.7 $120.6

MSR, end of period 12.4 15.3

Capitalized MSR (bps) 78 95

Servicing portfolio (EOP, $ in trillions) 2.0 2.0

Commentary

Net loss of $14.5B includes $14.0B in representation and warranties provision as well as other charges for the MSR write-down related to higher servicing costs, goodwill impairment, litigation expense and assessments and waivers costs related to foreclosure delays, and also includes the Balboa gain

Excluding selected items noted, CRES reported an adjusted net loss of $954MM

The adjusted loss was $555MM greater than adjusted 1Q11 results as revenue was impacted by the sale of the insurance business and expenses were impacted by increased operating costs

Provision expense increased $409MM as a result of the non-purchased credit-impaired (PCI) portfolio

During the quarter, the MSR asset decreased by $2.9B from $15.3B in 1Q11 to $12.4B

The capitalized MSR rate ended the period at 78bps vs. 95bps in 1Q11

1 Represents a non-GAAP financial measure.

2 Fully taxable-equivalent basis.

3 Items shown are on a pre-tax basis.

4 Excludes net positive hedge activity of approximately $628MM and $531MM in 2Q11 and 1Q11, respectively.

Home Loans Business (within CRES)

2Q11

Less Mortgage-

related and Other Home Loans less

$ in millions Home Loans Selected Selected Items 1

Adjustments

Total revenue, net of interest expense 2 $2,513 $706 $1,807

Provision for credit losses 121 - 121

Noninterest expense 1,553 - 1,553

Income tax expense 2 308 261 47

Net income $531 $445 $86

1Q11

Less Mortgage-

related and Other Home Loans less

$ in millions Home Loans Selected Selected Items 1

Adjustments

Total revenue, net of interest expense 2 $1,791 $- $1,791

Provision for credit losses - - -

Noninterest expense 1,668 - 1,668

Income tax expense 2 46 - 46

Net income $77 $- $77

Selected mortgage-related and other items ($ in millions) 3 2Q11 1Q11

Representations and warranties provision ($46) $-

Balboa sale gain (net of fees) 752 -

Key Indicators ($ in billions) 2Q11 1Q11

Total Corporation Home Loan Originations

First mortgage $40.4 $56.7

Home equity 1.1 1.7

Average loans and leases 55.3 56.0

Commentary on Home Loans Business

Recorded net income of $531MM in 2Q11

Excluding items noted, the business was marginally profitable in 2Q11 and slightly higher than 1Q11

Originations of $40.4B first-lien mortgages across the enterprise in 2Q11 were down 29% from 1Q11

Expenses were down as personnel was reduced to reflect the lower origination volumes

Commentary on Other 4

Other within CRES recorded a net loss of $3.2B which includes the results of the MSR and the goodwill impairment charge of $2.6B

MSR valuation changes net of hedge were $876MM unfavorable to 1Q11driven by the change in value of the MSRs related to higher servicing costs

Higher estimated costs to service given changes to the ongoing servicing of delinquent loans

Additional servicing obligations under the settlement agreement and consent orders

Extension of default workout timelines in judicial states

1 Represents a non-GAAP financial measure.

2 Fully taxable-equivalent basis.

3 Items shown are on a pre-tax basis.

4 CRES consists of Home Loans, Legacy Asset Servicing and Other; see Other (within CRES) for additional information on Other.

Legacy Asset Servicing Business (within CRES)

2Q11

Less Mortgage- Legacy Asset

Legacy Asset related and Other Services less

$ in millions Services Selected Selected Items 1

Adjustments

Total revenue, net of interest expense 2 ($12,924) ($13,991) $1,067

Provision for credit losses 1,386 - 1,386

Noninterest expense 4,491 2,616 1,875

Income tax benefit 2 (6,924) (6,145) (779)

Net loss ($11,877) ($10,462) ($1,415)

1Q11

Less Mortgage- Legacy Asset

Legacy Asset related and Other Services less

$ in millions Services Selected Selected Items 1

Adjustments

Total revenue, net of interest expense 2 $279 ($1,013) $1,292

Provision for credit losses 1,098 - 1,098

Noninterest expense 3,133 1,659 1,474

Income tax benefit 2 (1,464) (989) (475)

Net loss ($2,488) ($1,683) ($805)

Selected mortgage-related items ($ in millions) 3 2Q11 1Q11

Representations and warranties provision ($13,991) ($1,013)

Litigation (1,900) (785)

Assessments and waivers costs (716) (874)

Key Indicators ($ in billions) 2Q11 1Q11

Average loans and leases $66.4 $64.6

# of loans serviced (in thousands) 4,362 4,513

# of loans 60 day delinquent (in thousands) 1,211 1,274

Commentary

Net loss of $11.9B in 2Q11

Excluding selected large items noted, the net loss was $1.4B and widened $0.6B over 1Q11 driven in part by higher servicing costs as well as higher credit costs

As previously announced, 2Q11 included $14.0B R&W provision expense

$8.6B settlement on legacy Countrywide non- GSE private-label securitizations

$5.4B additional reserve on other non-GSE, and to a lesser extent GSE

Noninterest expense adjusted for the items noted increased $402MM to $1.9B as staffing levels increased to elevated levels

Provision expense increased $288MM driven by reserve increases in the non-PCI portfolio

Number of first mortgage loans serviced by Legacy Asset Servicing declined by 151K in 2Q11 driven by foreclosure and short sales

60+ day delinquencies declined 5% to 1.2MM units

1 Represents a non-GAAP financial measure.

2 Fully taxable-equivalent basis.

All Other 1

Inc/(Dec)

$ in millions 2Q11 1Q11 2Q10

Total revenue, net of interest expense 2

Provision for credit losses

Noninterest expense

Income tax expense 2

Net income (loss)

$1,865 $738 ($1,262)

1,663 (136) 417

316 (1,178) (797)

102 1,052 457

($216) $1,000 ($1,339)

Key Indicators ($ in billions) 2Q11 1Q11 2Q10

Average loans and leases

Average deposits

Book value of Global Principal Investments

$258.4 $258.4 $257.3

$46.7 $48.6 $64.7

$10.8 $11.2 $13.0

Commentary

Net loss of $216MM is a result of elevated credit costs related to valuation refreshes on consumer real estate loans and lower revenue

Revenue is impacted by the following selected items:

$ in millions 2Q11 1Q11 2Q10

FVO on structured notes $214 ($586) $1,173

Gains on sales of debt securities 831 468 14

Equity investment income 1,139 1,408 2,253

Noninterest expense improved as 1Q included the annual retirement eligible stock-based compensation expense

1 All Other includes the discontinued real estate business, Global Principal Investing business, activities of our strategic investment portfolio and our discretionary portfolio used to provide interest rate risk management on our balance sheet.

2 Fully taxable-equivalent basis.

Expenses

2Q11 Noninterest Expense ($B)

2Q11 1Q11 4Q10

Total noninterest expense $22.9 $20.3 $20.9

Selected large mortgage-related items

Litigation expense 1.9 0.8 0.6

Mortgage-related assessments and waivers costs 0.7 0.9 0.2

CRES goodwill impairment charge 2.6 - 2.0

Commentary vs. 1Q11

Expense increased $2.6B from 1Q11

Excluding the selected mortgage-related items in the quarter, noninterest expense was in line with 1Q11, excluding the $1.0B cost of retirement eligible stock-based compensation expense which only happens in the first quarter

2Q included increased servicing costs in our mortgage business as well as increased costs of adding client-facing professionals across targeted growth areas offset by reduced personnel in other areas of the company

Among the many client facing associates added in growth areas during the quarter were more than 500 financial advisors and nearly 100 small business bankers

Average FTE in 2Q11 287,839 vs. 288,062 in 1Q11

Company-wide efficiency initiative launched (“New BAC”)

Team of internal and external experts driving process

Tangible results on expense levels from New BAC are expected in 2012

Consumer Credit Trends

Inc/(Dec)

2Q11

$ in millions 1Q11 2Q10

Net charge-offs $5,162 ($183) ($2,980)

30+ performing delinquencies 1 13,517 (1,594) (5,290)

Nonperforming loans and foreclosed properties 21,275 (512) (2,153)

Allowance for loan and lease losses 31,884 (1,484) (4,646)

% coverage of loans and leases 5.04% (22)bps (58)bps

# times of annualized net charge-offs 1.54x 0.00x 0.42x

# times of annualized net charge-offs excl. PCI 1.14x (0.04)x 0.18 x

Consumer Net Charge-offs ($MM)

$5,000

$4,000

$3,000

$2,360

$2,000

$1,263

$1,000 $1,104

$366

$- $43

2Q10 3Q10 4Q10 1Q11 2Q11

Residential mortgage Home equity

Credit card Direct/Indirect

Other Consumer

Commentary

Net charge-offs declined $183MM in 2Q11 compared to 1Q11

Driven by continued improvement in the U.S. credit card portfolio partially offset by increases in consumer real estate

30+ performing delinquencies (excluding fully insured home loans) improved 11% from 1Q11

Nonperforming loans and foreclosed properties declined 2% from 1Q11

Total provision expense was $3.8B ($5.2B charge- offs and reserve reduction of $1.4B)

2Q11 included $412MM reserve addition for PCI loans driven primarily by deterioration in home prices

$31.9B allowance for loan and lease losses provides coverage for 5.04% of loans compared to $33.4B and 5.26% coverage in 1Q11

Allowance covers 1.54 times current period annualized net charge-offs; remains unchanged from 1Q11 (excluding PCI allowance: 1.14 times in 2Q11 vs. 1.18 times in 1Q11)

1 Excludes FHA-insured loans and other loans individually insured under long-term credit protection agreements.

Residential Mortgage and Home Equity 30+ Day Performing Delinquencies

Residential Mortgage, 30+ Days Past Due ($B, %) 1, 2

$8.0 3.2% 3.5%

2.7% 2.8% 2.8% 3.0%

$7.1 2.6% 2.5%

2.5%

$6.0 2.1%

2.0%

$5.5

$5.0 $5.3 $5.2 1.5%

$4.0 $4.4 $4.3 1.0%

0.5%

$2.0 0.0%

2Q08 2Q09 2Q10 3Q10 4Q10 1Q11 2Q11

30+ day past due 30+ day past due %

Home Equity, 30+ Days Past Due ($B, %) 2

$2.5 2.0%

1.6%

1.5% 1.5% 1.5%

1.4% 1.4%

1.3% 1.5%

$2.0

$2.0 $2.0 $2.0 $1.9

$1.8 1.0%

$1.5 $1.7

$1.5 0.5%

$1.0 0.0%

2Q08 2Q09 2Q10 3Q10 4Q10 1Q11 2Q11

30+ day past due 30+ day past due %

1 Excludes FHA-insured loans and other loans individually insured under long-term credit protection agreements.

2 Excludes PCI loans.

Consumer Nonperforming Loans, Leases and Foreclosed Properties (NPAs)

Residential Mortgage NPAs ($MM)

$25,000

$19,504 $19,396

$20,000 $18,676 $18,493 $17,971

$15,000

12,835 13,393

13,734 13,703 13,364

$10,000

$5,000

6,669 6,003

4,942 4,790 4,607

$0

2Q10 3Q10 4Q10 1Q11 2Q11

Resi<180 DPD Resi>180 DPD

Home Equity NPAs ($MM)

$4,000

$3,500

$3,010 $2,768

$3,000 $2,763

$2,633

807 $2,417

$2,500

878 985

$2,000 1,008

984

$ 1,500

$1,000 2,203

1,890 1,778

1,625 1,433

$500

$0

2Q10 3Q10 4Q10 1Q11 2Q11

Home Equity<180 DPD Home Equity>180 DPD

Commentary

Consumer Real Estate NPAs continue to show improvement

Inflows of nonaccrual loans are steadily declining; down 25% from 2Q10

Paydowns and payoffs increasing

Charge-offs remain elevated on refreshed valuation losses even though frequency of loss continues to improve

Foreclosures have restarted (principally non-judicial states) which helped reduce the backlog

Commercial Credit Trends

Inc/(Dec)

2Q11

$ in millions 1Q11 2Q10

Net charge-offs $503 ($180) ($912)

Nonperforming loans, leases and foreclosed

properties 8,783 (1,073) (3,387)

Reservable Criticized 35,110 (4,325) (15,209)

Allowance for loan and lease losses 5,428 (1,047) (3,297)

% coverage of loans and leases 1 1.82% (38)bps (107)bps

# times annualized net charge-offs 2.69x 0.35x 1.15x

Commercial Net Charge-offs 1 ($MM)

$800

$600

$400

$275

$200

$163

$73

$-

2Q10 3Q10 4Q10 1Q11 2Q11

Commercial & Industrial Small business Commercial real estate

1 Excludes FVO loans.

Commentary

Net charge-offs declined $180MM in 2Q11 compared to 1Q11

Continued improvement in Commercial Real Estate resulted in both higher recoveries and lower charge-offs Nonperforming loans, leases and foreclosed properties have declined for 6 consecutive quarters, a 35% decline from 4Q09 peak

Reservable criticized decreased $4.3B (11%) from 1Q11 and $15.2B (30%) from 2Q10 Total provision benefit of $523MM included a reserve reduction of $1.0B $5.4B allowance for loan and lease losses now covers 2.69 times current period annualized net charge-offs compared to 2.34 times in 1Q11

Selected Items in 2Q11

2Q11 Selected Items Included in Earnings ($B, except EPS)

Approximate

Pre-tax EPS Impact 1

Revenue

Mortgage-related

Representations and warranties provision ($14.0) ($0.88)

MSR negative valuation from servicing changes (1.5) (0.09)

Asset sales and other selected

Securities gains 0.9 0.06

CCB dividend 0.8 0.05

Gain on sale of Balboa 0.8 0.05

Gain on sale of BlackRock stake 0.4 0.02

Strategic investment impairment (0.5) (0.03)

Other 0.1 0.00

Expense

Mortgage-related

Litigation expense (1.9) (0.11)

Assessments and waivers costs (0.7) (0.04)

Goodwill impairment (2.6) (0.26)

1 Reflects estimated diluted EPS impact

2Q11 Results by Business Segment

2Q11 Results by Business Segment ($MM)

Consumer Global Global Global

Total Global Card Wealth &

Deposits Real Estate Commercial Banking & All Other

Corporation Services Investment

Services Banking Markets Management

Net interest income 1, 2 $11,493 $2,281 $3,611 $579 $1,827 $1,791 $1,571($167)

Card income 1,967 1 1,833—84 27 21 1

Service charges 2,012 965 5—576 442 21 3

Investment and brokerage services 3,009 43—- 7 587 2,378(6)

Investment banking income (loss) 1,684—-(27) 11 1,637 94(31)

Equity investment income (loss) 1,212—1—53(5) 24 1,139

Trading account profits (losses) 2,091——(13) 2,071 35(2)

Mortgage banking income (loss)(13,196)—-(13,018)—8 4(190)

Insurance income (loss) 400 1(23) 299—- 83 40

Gains on sales of debt securities 899—- 17—51—831

All other income 1,912 10 109 835 265 187 259 247

Total noninterest income (loss) 1,990 1,020 1,925(11,894) 983 5,005 2,919 2,032

Total revenue, net of interest expense 1, 2 13,483 3,301 5,536(11,315) 2,810 6,796 4,490 1,865

Total noninterest expense 22,856 2,599 1,882 8,647 1,068 4,713 3,631 316

Pre-tax, pre-provision earnings (loss) 1, 2(9,373) 702 3,654(19,962) 1,742 2,083 859 1,549

Provision for credit losses 3,255 31 481 1,507(417)(82) 72 1,663

Income (loss) before income taxes(12,628) 671 3,173(21,469) 2,159 2,165 787(114)

Income tax expense (benefit) 1, 2(3,802) 241 1,138(6,949) 778 607 281 102

Net income (loss)($8,826) $430 $2,035($14,520) $1,381 $1,558 $506($216)

1 Fully taxable-equivalent basis.

2 Represents a non-GAAP financial measure.

Other (within CRES)

2Q11

Less Mortgage-

Other related and Other Other less

$ in millions Selected Selected Items 1

Adjustments

Total revenue, net of interest expense 2($904)($1,501) $597

Noninterest expense 2,603 2,603 -

Income tax expense (benefit) 2(333)(555) 222

Net income (loss)($3,174)($3,549) $375

1Q11

Less Mortgage-

Other related and Other Other less

$ in millions Selected Selected Items 1

Adjustments

Total revenue, net of interest expense 2($7)($528) $521

Income tax expense (benefit) 2(3)(195) 192

Net income (loss)($4)($333) $329

Selected mortgage-related items ($ in millions) 3 2Q11 1Q11

Goodwill impairment charge($2,603) $-

MSR write-down 4(1,501)(528)

1 Represents a non-GAAP financial measure.

2 Fully taxable-equivalent basis.

3 Items shown are on a pre-tax basis.

4 Excludes net positive hedge activity of approximately $628MM and $531MM in 2Q11 and 1Q11, respectively.

Impact of FHA and Other Fully Insured Home Loans on Delinquencies 1

FHA and Other Fully Insured Home Loans ($MM)

2Q10 3Q10 4Q10 1Q11 2Q11

FHA and Other Fully insured Home Loans 30+ Day Performing Delinquencies $17,053 $18,256 $19,150 $22,961 $23,802

Change from prior period 2,066 1,203 894 3,811 841

30+ Day Performing Delinquency Amounts

Total consumer as reported 35,860 36,167 36,254 38,072 37,319

Total consumer excluding FHA and other fully insured home loans 2 18,807 17,911 17,104 15,111 13,517

Residential mortgages as reported 22,536 23,573 24,267 27,381 28,091

Residential mortgages excluding FHA and other fully insured home loans 2 5,483 5,317 5,117 4,420 4,289

30+ Day Performing Delinquency Ratios

Total consumer as reported 5.52% 5.70% 5.63% 6.00% 5.90%

Total consumer excluding FHA and other fully insured home loans 2 3.24% 3.23% 3.16% 2.90% 2.63%

Residential mortgages as reported 9.18% 9.69% 9.41% 10.45% 10.55%

Residential mortgages excluding FHA and other fully insured home loans 2 2.72% 2.82% 2.84% 2.57% 2.52%

Commentary vs. 1Q11

During 2Q11 we continued to repurchase delinquent fully-insured home loans which masks the continued improvement in our 30+ day performing delinquency trends

– Total consumer 30+ day performing delinquency excluding fully-insured home loans improved for the 9th consecutive quarter, down $1.6B

– U.S. credit card of $831MM led the decline while first- and second-lien mortgages declined as well

1 Includes FHA-insured loans and loans individually insured under long-term credit protection agreements.

2 Excludes PCI loans.

Home Loan Asset Quality Key Indicators

Home Loan Asset Quality Indicators ($MM)

Residential Mortgage 1 Home Equity Discontinued Real Estate 1

2Q11 1Q11 2Q11 1Q11 2Q11 1Q11

Excluding Excluding

Countrywide Countrywide Excluding Excluding Excluding Excluding

Purchased Purchased Countrywide Countrywide Countrywide Countrywide

As As As As As As

Credit- Credit- Purchased Purchased Purchased Purchased

Reported Reported Reported Reported Reported Reported

impaired and impaired and Credit- Credit- Credit- Credit-

Fully Insured Fully Insured impaired impaired impaired impaired

Loans Loans

Loans end of period $266,333 $169,865 $261,934 $171,996 $130,654 $118,339 $133,629 $121,160 $12,003 $1,126 $12,694 $1,399

Loans average 264,258 171,285 262,049 176,153 131,786 119,416 136,089 123,589 12,450 1,292 12,899 1,424

Net charge-offs $1,104 $1,104 $905 $905 $1,263 $1,263 $1,179 $1,179 $26 $26 $20 $20

% of average loans 1.68% 2.58% 1.40% 2.08% 3.84% 4.24% 3.51% 3.87% 0.84% 8.07% 0.61% 5.57%

Allowance for loan losses $5,845 $4,600 $5,369 $4,276 $13,111 $8,037 $12,857 $7,915 $1,997 $78 $1,871 $61

% of loans 2.19% 2.71% 2.05% 2.49% 10.03% 6.79% 9.62% 6.53% 16.64% 6.91% 14.74% 4.39%

Average refreshed (C)LTV 2 85 83 88 86 83 80

90%+ refreshed (C)LTV 2 38% 36% 47% 44% 32% 28%

Average refreshed FICO 715 714 725 723 636 637

% below 620 FICO 15% 15% 12% 13% 47% 46%

1 Excludes fair value option loans which were added to the residential mortgage and discontinued real estate portfolios beginning in 2Q11.

2 Loan-to-value (LTV) calculations apply to the residential mortgage and discontinued real estate portfolio. Combined loan-to-value (CLTV) calculations apply to the home equity portfolio.

Home Equity Loans

Loan Balances ($B, end of period)

$200.0

$146.3 $141.6 $150.0 $138.0 $133.6 $130.7

$100.0

$50.0

$0.0

2Q10 3Q10 4Q10 1Q11 2Q11

Non-purchased credit-impaired second lien First-lien Purchased credit-impaired

Net Charge-offs ($B) 1

$3.0 2Q10 includes $128MM

of collateral dependent

modified loans

$2.0 $1.7

$1.4

$1.3 $1.3

$1.2

$1.0

$0.0

2Q10 3Q10 4Q10 1Q11 2Q11

Allowance for Non-purchased Credit-impaired Loans ($B)

$10.0 $8.7 $8.5 $8.4 $7.9 $8.0 $8.0

$6.0 $4.0 $2.0

$0.0

2Q10 3Q10 4Q10 1Q11 2Q11

Home Equity Portfolio Characteristics

91% of portfolio is stand-alone originations versus piggy back loans $12.3B legacy Countrywide PCI loan portfolio, for which we have a $5.1B allowance at 6/30/11 For the non-PCI portfolio:

– $25.1B are in first-lien position; $93.3B are second-lien positions

• Of second-liens, ~43% or $40.4B have CLTV greater than 100%

– Does not mean 100% severity in the event of default

– Assuming proceeds of 85% of the collateral value, we estimate collateral value of $10.5B available for second liens

– Additionally, on 94% of second-liens with CLTVs greater than 100%, the customer is current Allowance on the non-PCI home equity portfolio is $8.0B

1 Charge-offs do not include Countrywide PCI portfolio as those losses were considered in establishing the nonaccretable difference in the original purchase accounting.